UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06722

Forward Funds

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor, San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr.

433 California Street, 11th Floor

San Francisco, California 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 — Schedule of Investments.

The Schedule of Investments of Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Total Return Fund, the Accessor Strategic Alternatives Fund, the Accessor Frontier Markets Fund, the Accessor High Yield Bond Fund, the Accessor Investment Grade Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund; each a series of the registrant included herewith. The report transmitted to shareholders of the Forward series has been or will be submitted in a separate Form N-Q.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Growth Fund

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (100.0%)
Aerospace & Defense (2.3%)
Lockheed Martin	8,600	$671,488
Raytheon	7,300	350,181
United Technologies	13,340	812,806

		1,834,475

Air Freight & Logistics (0.6%)
CH Robinson Worldwide	7,810	451,027

Beverages (2.3%)
Coca-Cola Company	160	8,592
PepsiCo	32,440	1,902,930

		1,911,522

Biotechnology (2.4%)
Amgen *	17,080	1,028,729
Biogen Idec *	9,660	488,023
Gilead Sciences *	10,080	469,526

		1,986,278

Building Products (0.3%)
Armstrong World Industries *	8,050	277,403

Capital Markets (3.9%)
E*Trade Financial *	142,700	249,725
Federated Investors - Class B	14,280	376,564
Goldman Sachs	9,930	1,830,595
T Rowe Price Group	9,500	434,150
Waddell & Reed Financial - Class A	8,890	252,921

		3,143,955

Chemicals (0.5%)
Monsanto	5,560	430,344

Commercial Services & Supplies (0.5%)
Avery Dennison	10,240	368,742

Communications Equipment (5.2%)
Cisco Systems *	114,230	2,688,974
QUALCOMM	34,250	1,540,565

		4,229,539

Computers & Peripherals (9.9%)
Apple Computer *	17,580	3,258,804
EMC *	43,930	748,567
Hewlett-Packard	29,060	1,371,923
International Business Machines	19,570	2,340,768

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Growth Fund

DESCRIPTION	SHARES	VALUE

Computers & Peripherals - continued
SanDisk *	16,270	$353,059

		8,073,121

Construction & Engineering (0.5%)
Fluor	8,750	444,937

Consumer Finance (1.4%)
American Express	22,010	746,139
Discover Financial Services	22,740	369,070

		1,115,209

Diversified Consumer Services (0.6%)
Apollo Group - Class A *	7,030	517,900

Electrical Equipment (0.5%)
Emerson Electric	10,550	422,844

Electronic Equipment & Instruments (1.2%)
Agilent Technologies *	18,990	528,492
Molex	20,370	425,325

		953,817

Energy Equipment & Services (2.4%)
Hallibutron	14,810	401,647
National Oilwell Varco *	7,550	325,632
Schlumberger	20,110	1,198,556

		1,925,835

Food & Staples Retailing (2.0%)
Kroger	21,860	451,190
Wal-Mart Stores	24,800	1,217,432

		1,668,622

Food Products (1.2%)
General Mills	14,580	938,660

Health Care Equipment & Supplies (3.0%)
Baxter International	10,170	579,792
Boston Scientific *	20,090	212,753
Intuitive Surgical *	1,460	382,885
Medtronic	20,760	763,968
Resmed *	11,580	523,416

		2,462,814

Health Care Providers & Services (1.3%)
Express Scripts - Class A *	3,260	252,911
UnitedHealth Group	25,050	627,252
WellPoint *	4,030	190,861

		1,071,024

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Growth Fund

DESCRIPTION	SHARES	VALUE

Hotels, Restaurants & Leisure (2.0%)
McDonald’s	19,570	$1,116,860
Yum! Brands	15,360	518,554

		1,635,414

Household Products (3.3%)
Kimberly-Clark	14,240	839,875
Procter & Gamble	32,040	1,855,757

		2,695,632

Industrial Conglomerates (1.8%)
3M	19,370	1,429,506

Insurance (0.9%)
Aflac	9,800	418,852
Progressive	17,290	286,668

		705,520

Internet & Catalog Retail (1.0%)
Amazon.com *	8,730	815,033

Internet Software & Services (3.4%)
Google - Class A *	4,610	2,285,868
Yahoo! *	28,050	499,571

		2,785,439

IT Services (2.2%)
Genpact Ltd. *	23,660	291,018
Global Payments	13,840	646,328
Lender Processing Services	12,830	489,721
Western Union	20,820	393,915

		1,820,982

Life Sciences Tools & Services (1.1%)
Thermo Fisher Scientific *	10,740	469,016
Waters *	7,230	403,868

		872,884

Machinery (3.4%)
Caterpillar	14,000	718,620
Cummins	5,960	267,067
Danaher	11,930	803,128
Illinois Tool Works	22,010	940,047

		2,728,862

Media (1.9%)
Comcast - Class A	38,820	655,670
McGraw Hill	12,740	320,284
New York Times - Class A	32,000	259,840
Time Warner Cable - Class A	7,750	333,947

		1,569,741

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Growth Fund

DESCRIPTION	SHARES	VALUE

Metals & Mining (0.8%)
Freeport-McMoRan Copper & Gold	9,540	$654,539

Multi-Line Retail (0.4%)
Target	6,420	299,686

Oil, Gas & Consumable Fuels (17.0%)
Anadarko Petroleum	10,450	655,529
Apache	8,910	818,205
Chesapeake Energy	16,150	458,660
ChevronTexaco	35,090	2,471,389
ConocoPhillips	21,200	957,392
Consol Energy	6,620	298,628
Devon Energy	11,900	801,227
Exxon Mobil	82,840	5,683,653
Occidental Petroleum	11,410	894,544
Southwestern Energy *	7,100	303,028
XTO Energy	13,120	542,118

		13,884,373

Personal Products (1.4%)
Mead Johnson Nutrition - Class A	26,000	1,172,860

Pharmaceuticals (5.4%)
Abbott Laboratories	15,390	761,343
Allergan	3,730	211,715
Johnson & Johnson	45,100	2,746,139
Watson Pharmaceuticals *	18,740	686,634

		4,405,831

Road & Rail (0.3%)
Con-way	6,120	234,518

Semiconductors & Semiconductor Equipment (2.4%)
Broadcom - Class A *	6,800	208,692
Intel	55,990	1,095,724
Texas Instruments	28,860	683,694

		1,988,110

Software (6.6%)
Adobe Systems *	8,710	287,778
Microsoft	118,490	3,067,706
Oracle	67,760	1,412,119
Red Hat *	14,000	386,960
Symantec *	12,530	206,369

		5,360,932

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Growth Fund

DESCRIPTION	SHARES	VALUE

Specialty Retail (2.3%)
Autozone *	1,310	$191,548
Home Depot	36,860	981,951
TJX	19,100	709,565

		1,883,064

Tobacco (0.4%)
Lorillard	4,700	349,210

TOTAL COMMON STOCKS (IDENTIFIED COST $78,163,828)		81,520,204

TOTAL INVESTMENTS (100.0%) (IDENTIFIED COST $78,163,828)[1]		81,520,204

TOTAL LIABILITIES LESS OTHER ASSETS (0.0%)		(28,398)

TOTAL NET ASSETS (100.0%)		$81,491,806

*	Non-income producing security.
[1]	See Note 18 for important tax information.

Ltd. — Limited

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Value Fund

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (99.9%)
Aerospace & Defense (2.8%)
Esterline Technologies *	2,000	$78,420
General Dynamics	4,800	310,080
Honeywell International	2,100	78,015
L-3 Communications Holdings - Class 3	11,300	907,616
Raytheon	16,000	767,520

		2,141,651

Air Freight & Logistics (0.6%)
Air Transport Services Group *	40,800	141,168
United Parcel Service - Class B	6,000	338,820

		479,988

Airlines (0.8%)
Hawaiian Holdings *	36,600	302,316
Skywest	20,600	341,548

		643,864

Auto Components (0.3%)
Superior Industries International	17,700	251,340

Automobiles (0.4%)
Ford Motor *	42,800	308,588

Biotechnology (0.2%)
Maxygen *	22,414	149,950

Building Products (0.0%)
Griffon *	346	3,484

Capital Markets (3.6%)
Bank of New York Mellon	35,020	1,015,230
E*Trade Financial *	283,800	496,650
Morgan Stanley	11,100	342,768
State Street	17,871	940,014

		2,794,662

Chemicals (3.4%)
Ashland	2,700	116,694
CF Industries Holdings	2,200	189,706
Dow Chemical	13,700	357,159
Eastman Chemical	21,700	1,161,818
Hawkins	1,100	25,696
Huntsman	21,600	196,776
Innophos Holdings	2,500	46,250
Omnova Solutions *	12,600	81,648
Schulman A	12,208	243,305

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Value Fund

DESCRIPTION	SHARES	VALUE

Chemicals - continued
Spartech	5,997	$64,588
Stepan	2,347	141,008

		2,624,648

Commercial Banks (4.1%)
Fifth Third Bancorp	7,700	78,001
FirstMerit	100	1,903
Prosperity Bancshares	11,400	396,606
Wells Fargo	94,100	2,651,738

		3,128,248

Commercial Services & Supplies (1.5%)
Brink’s	11,141	299,804
Kimball International - Class B	8,600	65,618
RR Donnelley & Sons	35,867	762,533
Standard Register	798	4,692

		1,132,647

Computers & Peripherals (3.5%)
International Business Machines	22,600	2,703,186

Construction & Engineering (0.1%)
Fluor	900	45,765

Consumer Finance (2.8%)
American Express	7,300	247,470
Capital One Financial	26,500	946,845
Discover Financial Services	58,300	946,209

		2,140,524

Containers & Packaging (1.4%)
Bemis	8,700	225,417
Bway Holding *	2,500	46,275
Owens-Illinois *	3,000	110,700
Pactiv *	20,200	526,210
Temple-Inland	11,900	195,398

		1,104,000

Distributors (0.0%)
Core-Mark Holding *	100	2,860

Diversified Consumer Services (0.8%)
Apollo Group - Class A *	1,800	132,606
H&R Block	27,700	509,126

		641,732

Diversified Financial Services (8.4%)
Bank of America	104,000	1,759,680
Citigroup	197,800	957,352

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Value Fund

DESCRIPTION	SHARES	VALUE

Diversified Financial Services - continued
JP Morgan Chase	82,910	$3,633,116
PHH *	4,176	82,852

		6,433,000

Diversified Telecommunication Services (6.5%)
AT&T	153,200	4,137,932
Verizon Communications	28,200	853,614

		4,991,546

Electric Utilities (3.1%)
American Electric Power	5,300	164,247
Duke Energy	44,000	692,560
Edison International	600	20,148
Exelon	16,000	793,920
FirstEnergy	11,340	518,465
FPL Group	1,900	104,937
Southern	2,900	91,843

		2,386,120

Electronic Equipment & Instruments (1.0%)
Brightpoint *	6,300	55,125
Molex	12,200	254,736
Tech Data *	6,700	278,787
Vishay Intertechnology *	19,200	151,680

		740,328

Energy Equipment & Services (0.3%)
Cal Dive International *	15,700	155,273
Geokinetics *	1,000	21,200
Willbros Group *	3,600	54,828

		231,301

Food & Staples Retailing (4.1%)
Kroger	41,320	852,845
Nash Finch	5,300	144,902
Wal-Mart Stores	43,500	2,135,415

		3,133,162

Food Products (1.4%)
Archer-Daniels-Midland	4,600	134,412
Dean Foods *	7,300	129,867
Del Monte Foods	22,500	260,550
Kraft Foods - Class A	18,800	493,876
Seneca Foods - Class A *	700	19,180
Tyson Foods - Class A	1,600	20,208

		1,058,093

Health Care Providers & Services (3.0%)
AmerisourceBergen - Class A	13,800	308,844
Centene *	2,800	53,032

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Value Fund

DESCRIPTION	SHARES	VALUE

Health Care Providers & Services - continued
Cigna	6,300	$176,967
Coventry Health Care *	5,200	103,792
Humana *	2,100	78,330
Kindred Healthcare *	15,300	248,319
Magellan Health Services *	3,300	102,498
McKesson	13,200	786,060
Universal American *	9,300	87,606
WellPoint *	8,300	393,088

		2,338,536

Hotels, Restaurants & Leisure (0.5%)
McDonald’s	5,730	327,011
Steak N Shake *	2,100	24,717

		351,728

Household Durables (0.4%)
Standard Pacific *	9,700	35,793
Whirlpool	3,600	251,856

		287,649

Household Products (1.2%)
Procter & Gamble	16,600	961,472

Independent Power Producers & Energy Traders (0.7%)
AES *	15,500	229,710
Mirant *	5,856	96,214
NRG Energy *	7,600	214,244

		540,168

Industrial Conglomerates (4.9%)
General Electric	222,600	3,655,092
Tredegar	6,096	88,392

		3,743,484

Insurance (1.9%)
American Equity Investment Life Holding	16,613	116,623
Conseco *	48,403	254,600
Hartford Financial Services Group	2,190	58,035
Horace Mann Educators	9,800	136,906
Metlife	9,900	376,893
Prudential Financial	5,600	279,496
Unum Group	10,400	222,976

		1,445,529

Internet & Catalog Retail (0.5%)
HSN *	24,331	396,109

Internet Software & Services (0.6%)
Earthlink	21,836	183,641

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Value Fund

DESCRIPTION	SHARES	VALUE

Internet Software & Services - continued
IAC *	14,400	$290,736

		474,377

IT Services (3.6%)
Acxiom	24,481	231,590
Affiliated Computer Services - Class A *	2,400	130,008
Automatic Data Processing	21,500	844,950
CACI International - Class A *	600	28,362
Computer Sciences *	22,100	1,164,891
Fidelity National Information Services	4,400	112,244
Hewitt Associates - Class A *	1,700	61,931
Teletech *	2,700	46,062
Unisys *	61,600	164,472

		2,784,510

Machinery (0.3%)
Timken	11,100	260,073

Media (3.7%)
Comcast - Class A	85,300	1,440,717
Entercom Communications - Class A	19,000	96,900
EW Scripps - Class A	16,600	124,500
Gannett	86,900	1,087,119
McClatchy - Class A	46,400	118,784

		2,868,020

Multi-Line Retail (0.3%)
Dillard’s - Class A	15,800	222,780

Multi-Utilities (1.3%)
Dominion Resources	4,900	169,050
DTE Energy	11,600	407,624
Xcel Energy	23,900	459,836

		1,036,510

Oil, Gas & Consumable Fuels (1.9%)
Apache	2,700	247,941
BreitBurn Energy Partners [2]	3,000	34,110
ConocoPhillips	10,300	465,148
Delek US Holdings	49	420
Noble Energy	3,600	237,456
Petroleum Development *	1,800	33,588
World Fuel Services	9,000	432,630

		1,451,293

Paper & Forest Products (2.4%)
Clearwater Paper *	3,306	136,637
Glatfelter	40,500	464,940

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Value Fund

DESCRIPTION	SHARES	VALUE

Paper & Forest Products - continued
International Paper	19,138	$425,438
Louisiana-Pacific *	25,010	166,816
MeadWestvaco	19,300	430,583
Schweitzer-Mauduit International	3,400	184,824
Wausau Paper	2,100	21,000

		1,830,238

Pharmaceuticals (10.7%)
Abbott Laboratories	31,100	1,538,517
Bristol-Myers Squibb	69,000	1,553,880
Eli Lilly	15,600	515,268
Johnson & Johnson	5,100	310,539
KV Pharmaceutical - Class A *	19,900	61,093
KV Pharmaceutical - Class B *	1,977	7,710
Merck	1,400	44,282
Mylan *	19,900	318,599
Pfizer	205,300	3,397,715
Watson Pharmaceuticals *	12,400	454,336
Wyeth	100	4,858

		8,206,797

Real Estate (2.3%)
Getty Realty	1,800	44,172
PS Business Parks	14,721	755,482
Rayonier	13,900	568,649
Ventas	9,600	369,600

		1,737,903

Road & Rail (1.6%)
Avis Budget Group *	1,400	18,704
Dollar Thrifty Automotive Group *	17,508	430,522
Marten Transport Ltd. *	2,800	47,768
Ryder System	12,400	484,344
Union Pacific	4,500	262,575

		1,243,913

Semiconductors & Semiconductor Equipment (0.9%)
Intel	33,100	647,767
Novellus Systems *	3,400	71,332

		719,099

Software (0.2%)
Compuware *	1,600	11,728
i2 Technologies *	4,395	70,496
OpenTV - Class A *	61,784	85,262

		167,486

Specialty Retail (1.4%)
Aaron’s	5,300	139,920

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Value Fund

DESCRIPTION	SHARES	VALUE

Specialty Retail - continued
Barnes & Noble	15,900	$353,298
Borders Group *	7,300	22,703
Kirkland’s *	8,000	114,000
Lithia Motors - Class A	11,200	174,608
RadioShack	6,200	102,734
Rent-A-Center - Class A *	9,021	170,316

		1,077,579

Tobacco (4.5%)
Alliance One International *	45,100	202,048
Altria Group	133,100	2,370,511
M&F Worldwide *	10,900	220,616
Philip Morris International	14,600	711,604

		3,504,779

TOTAL COMMON STOCKS (IDENTIFIED COST $77,623,153)		76,920,719

TOTAL INVESTMENTS (99.9%) (IDENTIFIED COST $77,623,153)[1]		76,920,719

TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)		87,557

TOTAL NET ASSETS (100.0%)		$77,008,276

*	Non-income producing security.
[1]	See Note 18 for important tax information.
[2]	Security considered a Master Limited Partnership. At September 30, 2009, these securities amounted to $34,110, or less than 0.1% of net assets.

Ltd. — Limited

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (99.9%)
Aerospace & Defense (0.2%)
Alliant Techsystems *	5,857	$455,967

Air Freight & Logistics (0.1%)
Pacer International	51,231	197,752

Airlines (1.6%)
Alaska Air Group *	18,400	492,936
AMR *	48,508	385,639
Continental Airlines - Class B *	44,434	730,495
Delta Air Lines *	71,501	640,649
Skywest	24,080	399,246
UAL *	41,829	385,663
US Airways Group *	47,400	222,780

		3,257,408

Auto Components (1.4%)
American Axle & Manufacturing Holdings	30,400	215,232
ArvinMeritor	31,000	242,420
BorgWarner	11,315	342,392
Cooper Tire & Rubber	17,860	313,979
Dana Holding *	38,300	260,823
Federal Mogul *	23,530	284,007
Tenneco *	24,000	312,960
Thor Industries	13,600	420,920
TRW Automotive Holdings *	22,200	371,850

		2,764,583

Beverages (0.4%)
Central European Distribution *	8,800	288,288
Hansen Natural *	12,588	462,483

		750,771

Biotechnology (1.8%)
Alexion Pharmaceuticals *	11,705	521,341
Cephalon *	4,988	290,501
Dendreon *	10,000	279,900
Human Genome Sciences *	12,600	237,132
Martek Biosciences *	14,918	336,997
Myriad Genetics *	15,582	426,947
OSI Pharmaceuticals *	13,110	462,783
PDL BioPharma	57,300	451,524
Vertex Pharmaceuticals *	13,070	495,353

		3,502,478

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Building Products (0.1%)
Owens Corning *	10,700	$240,215

Capital Markets (2.5%)
Affiliated Managers Group *	8,486	551,675
BlackRock - Class A	6,556	1,421,472
Cohen & Steers	7,888	189,312
Eaton Vance	19,623	549,248
FCStone Group *	21,814	105,143
Hercules Technology Growth Capital	29,663	291,291
Jefferies Group	18,190	495,314
optionsXpress Holdings	14,487	250,335
SWS Group	12,541	180,590
TD Ameritrade Holding *	26,468	519,302
Waddell & Reed Financial - Class A	12,660	360,177

		4,913,859

Chemicals (4.3%)
Airgas	5,571	269,469
Arch Chemicals	9,046	271,289
Ashland	7,706	333,053
Cabot	18,534	428,321
Celanese - Class A	12,850	321,250
Cytec Industries	12,899	418,830
Ferro	23,900	212,710
FMC	7,903	444,544
HB Fuller	14,888	311,159
Huntsman	32,004	291,556
Innophos Holdings	9,862	182,447
Koppers Holdings	11,287	334,660
Lubrizol	4,460	318,712
Mosaic	14,948	718,550
Nalco Holding	22,382	458,607
NewMarket	3,300	307,032
OM Group *	8,184	248,712
PolyOne *	59,300	395,531
Rockwood Holdings *	17,300	355,861
RPM International	28,463	526,281
Schulman A	16,232	323,504
Sensient Technologies	9,419	261,566
Spartech	20,826	224,296
Terra Industries	7,831	271,501
WR Grace *	20,705	450,127

		8,679,568

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Commercial Banks (2.2%)
Bank of Hawaii	5,945	$246,955
Central Pacific Financial	74,898	188,743
Chemical Financial	6,300	137,277
Comerica	15,320	454,544
Cullen	5,668	292,696
First Financial Bancorp	26,744	322,265
Hancock Holding	7,619	286,246
Independent Bank	13,902	307,651
Independent Bank	10,432	19,821
Nara Bancorp	11,850	82,358
Old National Bancorp	18,927	211,982
Pacific Capital Bancorp	78,900	113,616
Prosperity Bancshares	9,233	321,216
Regions Financial	68,400	424,764
United Community Banks *	14,720	73,602
Westamerica Bancorporation	11,334	589,368
Wilmington Trust	16,746	237,793

		4,310,897

Commercial Services & Supplies (1.2%)
Advisory Board *	7,909	198,832
Amrep *	1,830	24,156
Brink’s	17,590	473,347
CDI	10,938	153,679
Covanta Holding *	18,404	312,868
Geo Group *	12,410	250,310
IHS - Class A *	7,034	359,648
Manpower	7,191	407,802
Mine Safety Appliances	9,540	262,445

		2,443,087

Communications Equipment (0.6%)
ADC Telecommunications *	30,800	256,872
CommScope *	11,391	340,933
InterDigital *	21,415	495,971

		1,093,776

Computers & Peripherals (1.0%)
Lexmark International - Class A *	24,585	529,561
NCR *	33,676	465,402
Seagate Technology	50,740	771,756
Synaptics *	8,085	203,742

		1,970,461

Construction & Engineering (1.4%)
Dycom Industries *	11,855	145,816
EMCOR Group *	16,168	409,374

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Construction & Engineering - continued
KBR	18,162	$422,993
Quanta Services *	22,420	496,155
Shaw Group *	13,832	443,869
Tutor Perini *	23,100	492,030
URS *	11,047	482,201

		2,892,438

Construction Materials (0.2%)
Headwaters *	50,210	194,313
Martin Marietta Materials	3,032	279,156

		473,469

Consumer Finance (0.1%)
Credit Acceptance *	4,344	137,097
Student Loan	2,496	115,814

		252,911

Containers & Packaging (0.7%)
Crown Holdings *	18,911	514,379
Greif - Class A	6,051	333,108
Sonoco Products	8,001	220,347
Temple-Inland	16,600	272,572

		1,340,406

Diversified Consumer Services (0.8%)
Brink’s Home Security Holdings *	9,900	304,821
Career Education *	9,550	232,829
Hillenbrand	12,112	246,722
ITT Educational Services *	3,203	353,643
Regis	12,250	189,875
Universal Technical Institute *	14,180	279,346

		1,607,236

Diversified Financial Services (0.8%)
Apollo Investment *	33,500	319,925
Asta Funding	8,837	66,808
CME Group - Class A	637	196,317
Financial Federal	15,172	374,445
MSCI - Class A *	9,599	284,322
PHH *	19,398	384,856

		1,626,673

Diversified Telecommunication Services (0.5%)
Cincinnati Bell *	124,587	436,055
General Communication - Class A *	12,356	84,762
Level 3 Communications *	203,768	283,238
tw telecom - Class A *	21,061	283,270

		1,087,325

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Electric Utilities (0.6%)
Hawaiian Electric Industries	18,718	$339,170
Portland General Electric	24,864	490,318
Unisource Energy	12,061	370,876

		1,200,364

Electrical Equipment (1.2%)
Belden	13,076	302,056
First Solar *	6,554	1,001,844
General Cable *	8,913	348,944
Roper Industries	8,100	412,938
Sunpower - Class A *	11,634	347,740

		2,413,522

Electronic Equipment & Instruments (4.3%)
Amphenol - Class A	11,669	439,688
Anixter International *	10,444	418,909
Arrow Electronics *	19,142	538,847
Avnet *	21,066	547,084
Benchmark Electronics *	25,040	450,720
Brightpoint *	76,395	668,456
Checkpoint Systems *	16,103	264,733
Cognex	14,078	230,598
Dolby Laboratories - Class A *	12,755	487,113
FLIR Systems *	19,606	548,380
Ingram Micro - Class A *	22,526	379,563
Jabil Circuit	28,183	377,934
L-1 Identity Solutions - Class 1 *	41,125	287,464
Methode Electronics	28,495	247,052
Multi-Fineline Electronix *	6,995	200,826
Rofin-Sinar Technologies *	8,352	191,762
Sanmina-SCI *	32,200	276,920
Scansource *	10,229	289,685
SYNNEX *	9,824	299,436
Tech Data *	13,141	546,797
Trimble Navigation Ltd. *	20,892	499,528
Vishay Intertechnology *	43,730	345,467

		8,536,962

Energy Equipment & Services (1.4%)
Dresser-Rand Group *	16,282	505,882
Exterran Holdings *	19,290	457,944
Gulf Island Fabrication	8,145	152,637
Helix Energy Solutions Group *	24,300	364,014
Helmerich & Payne	12,454	492,307
Oceaneering International *	4,507	255,772

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Energy Equipment & Services - continued
Pride International *	18,554	$564,784

		2,793,340

Food & Staples Retailing (1.2%)
Andersons	6,500	228,800
BJ’s Wholesale Club *	17,500	633,850
Casey’s General Stores	12,861	403,578
Great Atlantic & Pacific Tea *	27,100	241,461
Nash Finch	14,776	403,976
Pantry *	12,900	202,272
Rite Aid *	211,400	346,696

		2,460,633

Food Products (1.7%)
Bunge Ltd.	13,386	838,097
Chiquita Brands International *	28,201	455,728
Corn Products International	10,715	305,592
Flowers Foods	10,533	276,913
Fresh Del Monte Produce *	13,369	302,273
Hormel Foods	6,483	230,276
Ralcorp Holdings *	7,097	414,962
Sanderson Farms	11,200	421,568
Smithfield Foods *	17,408	240,230

		3,485,639

Gas Utilities (0.5%)
Laclede Group	17,290	556,047
Northwest Natural Gas	10,776	448,928

		1,004,975

Health Care Equipment & Supplies (2.7%)
Cooper	9,484	281,959
Cutera *	12,824	110,928
Cynosure - Class A *	8,772	102,194
Edwards Lifesciences *	10,618	742,304
Gen-Probe *	9,072	375,944
Hill-Rom Holdings	16,600	361,548
Hologic *	23,459	383,320
ICU Medical *	7,374	271,806
Idexx Laboratories *	11,002	550,100
Immucor *	14,637	259,075
Kensey Nash *	8,036	232,642
Meridian Bioscience	16,017	400,585
Palomar Medical Technologies *	11,101	179,947
Quidel *	14,220	230,791
Resmed *	14,285	645,682
Somanetics *	7,200	116,064

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Health Care Equipment & Supplies - continued
STERIS	7,394	$225,147

		5,470,036
Health Care Providers & Services (3.0%)
AMERIGROUP *	24,220	536,957
Amsurg - Class A *	13,145	279,068
Centene *	18,000	340,920
Chemed	9,514	417,570
Community Health Systems *	11,433	365,056
Hanger Orthopedic Group *	12,328	170,989
Health Management Associates - Class A *	47,200	353,528
Health Net *	22,402	344,991
Healthspring *	23,787	291,391
Henry Schein *	7,089	389,257
inVentiv Health *	19,637	328,527
Laboratory Corp of America Holdings *	5,976	392,623
LifePoint Hospitals *	7,214	195,211
Magellan Health Services *	8,001	248,511
Mednax *	7,805	428,651
Nighthawk Radiology Holdings *	33,823	244,540
Omnicare	15,500	349,060
WellCare Health Plans *	13,000	320,450

		5,997,300

Health Care Technology (0.1%)
Omnicell *	13,584	151,326

Hotels, Restaurants & Leisure (2.6%)
Bally Technologies *	9,723	373,071
Brinker International	17,657	277,745
Chipotle Mexican Grill - Class A *	4,871	472,731
CKE Restaurants	30,652	321,539
Cracker Barrel Old Country Store	17,700	608,880
DineEquity	10,900	269,775
Domino’s Pizza *	32,754	289,545
Las Vegas Sands *	40,078	674,914
Peet’s Coffee & Tea *	8,795	248,283
Pinnacle Entertainment *	23,800	242,522
Royal Caribbean Cruises	18,433	443,867
Wendy’s/Arby’s Group - Class A	85,806	405,862
WMS Industries *	10,886	485,080

		5,113,814

Household Durables (1.6%)
American Greetings - Class A	15,100	336,730
Beazer Homes USA *	38,900	217,451

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Household Durables - continued
Garmin Ltd.	10,634	$401,327
Hovnanian Enterprises - Class A *	70,410	270,374
Jarden	18,220	511,435
Lennar - Class A	22,990	327,608
Mohawk Industries *	7,900	376,751
Pulte Homes	19,877	218,448
Standard Pacific *	73,769	272,208
Toll Brothers *	17,825	348,301

		3,280,633

Household Products (0.2%)
Energizer Holdings *	7,347	487,400

Independent Power Producers & Energy Traders (0.5%)
Calpine *	50,230	578,650
RRI Energy *	65,443	467,263

		1,045,913

Industrial Conglomerates (0.4%)
McDermott International *	22,056	557,355
Tredegar	13,014	188,703

		746,058

Insurance (9.2%)
American Financial Group	23,100	589,050
AMERISAFE *	10,837	186,938
Axis Capital Holdings Ltd.	16,423	495,646
Berkshire Hathaway - Class B *	3,234	10,746,582
Conseco *	37,100	195,146
Delphi Financial Group - Class A	10,331	233,791
Endurance Specialty Holdings Ltd.	14,992	546,758
Fidelity National Financial - Class A	20,820	313,966
Infinity Property & Casualty	9,200	390,816
Meadowbrook Insurance Group	29,455	217,967
Old Republic International	28,360	345,425
Phoenix Companies	70,410	228,833
Platinum Underwriters Holdings Ltd.	7,090	254,106
ProAssurance *	9,037	471,641
Protective Life	17,861	382,583
Reinsurance Group of America - Class A	17,969	801,417
RLI	5,519	291,293
Safety Insurance Group	5,758	189,553
Selective Insurance Group	18,635	293,129
StanCorp Financial Group	12,155	490,697
Tower Group	12,596	307,216

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Insurance - continued
Unitrin	20,558	$400,675

		18,373,228

Internet & Catalog Retail (0.5%)
Liberty Media - Interactive *	72,716	797,695
NutriSystem	12,113	184,844

		982,539

Internet Software & Services (1.0%)
Earthlink	56,900	478,529
LivePerson *	39,027	196,696
United Online	51,236	411,937
Valueclick *	31,004	408,943
VistaPrint *	9,478	481,009

		1,977,114

IT Services (4.0%)
Alliance Data Systems *	5,844	356,952
Broadridge Financial Solutions	13,268	266,687
CSG Systems International *	12,007	192,232
DST Systems *	12,947	580,026
Global Payments	5,469	255,402
Heartland Payment Systems	31,172	452,306
Hewitt Associates - Class A *	20,894	761,168
Integral Systems *	19,436	134,108
MAXIMUS	13,600	633,760
NeuStar - Class A *	11,503	259,968
SAIC *	36,662	643,051
Unisys *	117,500	313,725
VeriFone Holdings *	29,675	471,536
Visa - Class A	39,389	2,722,174

		8,043,095

Leisure Equipment & Products (0.4%)
Brunswick	22,900	274,342
Eastman Kodak	89,150	426,137

		700,479

Life Sciences Tools & Services (1.5%)
Bruker *	21,639	230,888
Charles River Laboratories International *	13,588	502,484
Covance *	11,821	640,107
Illumina *	17,147	728,748
Kendle International *	16,443	274,927
Techne	10,457	654,085

		3,031,239

Machinery (1.9%)
AGCO *	14,900	411,687

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Machinery - continued
Harsco	9,200	$325,772
Joy Global	9,137	447,165
Lydall *	10,446	54,946
Mueller Water Products - Class A	54,057	296,232
Navistar International *	9,324	348,904
Pentair	16,068	474,327
PMFG *	4,668	60,031
SPX	5,100	312,477
Terex *	29,459	610,685
Trinity Industries	20,575	353,684

		3,695,910

Marine (0.3%)
Alexander & Baldwin	7,538	241,894
Kirby *	9,779	360,063

		601,957

Media (3.9%)
Belo - Class A	55,200	298,632
Cablevision Systems	26,261	623,699
Discovery Communications - Class A *	32,820	948,170
DISH Network - Class A *	30,965	596,386
EW Scripps - Class A	25,000	187,500
Gannett	38,582	482,661
Harte-Hanks	20,458	282,934
Liberty Global - Class A *	38,181	861,745
Liberty Media - Capital *	11,700	244,764
Liberty Media - Entertainment *	47,669	1,482,982
Live Nation *	38,414	314,611
Morningstar *	10,457	507,792
Time Warner Cable - Class A	11,702	504,239
Valassis Communications *	24,707	441,761

		7,777,876

Metals & Mining (1.4%)
Cliffs Natural Resources	12,294	397,834
Commercial Metals	23,998	429,564
General Steel Holdings *	38,400	149,376
Kaiser Aluminum	9,100	330,876
Reliance Steel & Aluminum	9,085	386,658
Southern Copper	15,496	475,572
Steel Dynamics	23,699	363,543
Worthington Industries	19,315	268,478

		2,801,901

Multi-Line Retail (0.6%)
Big Lots *	8,406	210,318

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Multi-Line Retail - continued
Dillard’s - Class A	16,300	$229,830
Dollar Tree *	9,419	458,517
Macy’s	15,091	276,014

		1,174,679

Multi-Utilities (1.0%)
Black Hills	9,743	245,231
MDU Resources Group	10,229	213,275
NiSource	40,200	558,378
NorthWestern	26,521	647,908
PNM Resources	30,517	356,439

		2,021,231

Oil, Gas & Consumable Fuels (5.7%)
Arch Coal	12,977	287,181
Atlas Pipeline Partners [1]	41,902	306,304
Buckeye Partners [1]	7,123	344,824
Cimarex Energy	10,424	451,568
Continental Resources *	5,664	221,859
CVR Energy *	13,930	173,289
Denbury Resources *	23,400	354,042
Enbridge Energy Partners [1]	14,597	657,741
Endeavour International *	71,221	86,177
Energy Transfer Equity [1]	15,941	446,348
Enterprise Products Partners LP [1]	18,903	535,333
EXCO Resources	24,003	448,616
Forest Oil *	19,700	385,529
Kinder Morgan Management LLC *	6,940	328,622
Magellan Midstream Partners [1]	8,780	330,128
Mariner Energy *	23,100	327,558
McMoRan Exploration *	37,540	283,427
Newfield Exploration *	11,538	491,057
NuStar Energy [1]	4,052	210,056
NuStar GP Holdings LLC [1]	11,415	283,092
PetroHawk Energy *	27,557	667,155
Pioneer Natural Resources	7,741	280,921
Plains All American Pipeline [1]	15,714	727,401
Plains Exploration & Production *	8,868	245,289
Quicksilver Resources *	24,600	349,074
Southern Union	15,192	315,842
Targa Resources Partners [1]	11,040	207,110
TEPPCO Partners	13,821	479,865
Ultra Petroleum *	19,206	940,326
World Fuel Services	6,639	319,137

		11,484,871

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Paper & Forest Products (0.3%)
Domtar *	9,900	$348,678
Louisiana-Pacific *	29,500	196,765

		545,443

Personal Products (0.3%)
Herbalife Ltd.	16,127	527,998

Pharmaceuticals (1.5%)
Endo Pharmaceuticals Holdings *	23,804	538,685
King Pharmaceuticals *	20,740	223,370
Medicis Pharmaceutical - Class A	20,432	436,223
Mylan *	25,600	409,856
Obagi Medical Products *	11,812	137,019
Pain Therapeutics *	11,024	55,781
Perrigo	16,719	568,279
Sepracor *	12,488	285,975
Valeant Pharmaceuticals International *	14,000	392,840

		3,048,028

Real Estate (5.5%)
AMB Property	23,152	531,338
Annaly Capital Management	51,870	940,922
Anworth Mortgage Asset	64,242	506,227
Chimera Investment	135,600	517,992
Duke Realty	26,993	324,186
Entertainment Properties Trust	11,228	383,324
Equity One	32,723	512,769
Franklin Street Properties	18,667	244,538
Hatteras Financial	34,572	1,036,469
Hospitality Properties Trust	14,483	295,019
Inland Real Estate	36,587	320,502
Investors Real Estate Trust	16,098	145,526
LTC Properties	21,273	511,403
Mack-Cali Realty	12,356	399,469
Medical Properties Trust	28,006	218,727
MFA Financial	47,641	379,222
National Retail Properties	22,026	472,898
Nationwide Health Properties	10,503	325,488
NorthStar Realty Finance	56,854	199,558
Omega Healthcare Investors	23,505	376,550
Redwood Trust	32,900	509,950
Regency Centers	12,762	472,832
Resource Capital	26,514	144,236
SL Green Realty	10,432	457,443
Sovran Self Storage	10,350	314,951

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Real Estate - continued
Ventas	7,396	$284,746
Weingarten Realty Investors	10,200	203,184

		11,029,469

Road & Rail (0.6%)
Arkansas Best	7,405	221,706
Avis Budget Group *	32,500	434,200
Con-way	8,156	312,538
Dollar Thrifty Automotive Group *	8,700	213,933

		1,182,377

Semiconductors & Semiconductor Equipment (4.2%)
Advanced Micro Devices *	88,300	499,778
Applied Micro Circuits *	30,804	307,732
Integrated Device Technology *	40,772	275,619
Intersil - Class A	39,466	604,224
Lam Research *	31,669	1,081,813
Marvell Technology Group Ltd. *	75,254	1,218,362
Maxim Integrated Products	36,865	668,731
Microsemi *	22,801	360,028
Monolithic Power Systems *	12,188	285,809
National Semiconductor	30,079	429,227
Nvidia *	24,112	362,403
ON Semiconductor *	71,707	591,583
RF Micro Devices *	60,102	326,354
Silicon Laboratories *	6,880	318,957
Standard Microsystems *	10,765	249,856
Varian Semiconductor Equipment Associates *	7,854	257,925
Veeco Instruments *	11,843	276,179
Zoran *	20,500	236,160

		8,350,740

Software (2.3%)
Activision Blizzard *	97,451	1,207,418
ANSYS *	17,304	648,381
AsiaInfo Holdings *	11,100	221,667
Cadence Design Systems *	75,680	555,491
SPSS *	6,519	325,624
Sybase *	11,647	453,068
Symyx Technologies *	28,699	189,987
Synopsys *	13,926	312,221
Taleo - Class A *	13,744	311,164
TIBCO Software *	32,611	309,479

		4,534,500

Specialty Retail (5.0%)
Aaron’s	15,317	404,369

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Specialty Retail - continued
Abercrombie & Fitch - Class A	9,115	$299,701
Aeropostale *	8,646	375,842
American Eagle Outfitters	44,147	744,318
AnnTaylor Stores *	24,205	384,617
Barnes & Noble	18,234	405,159
Blockbuster - Class A *	222,900	238,503
Buckle	8,204	280,085
Carmax *	20,671	432,024
Cato - Class A	16,306	330,849
Charlotte Russe Holding *	11,873	207,777
Christopher & Banks	19,623	132,848
Collective Brands *	16,508	286,084
Foot Locker	34,442	411,582
Group 1 Automotive	8,913	239,314
Gymboree *	5,874	284,184
J Crew Group *	7,763	278,071
Jo-Ann Stores *	12,062	323,623
Men’s Wearhouse	9,217	227,660
OfficeMax	32,700	411,366
Penske Auto Group	20,796	398,867
PetSmart	14,419	313,613
RadioShack	13,877	229,942
Rent-A-Center - Class A *	17,456	329,569
Ross Stores	10,432	498,337
Signet Jewelers Ltd. *	20,225	532,524
Sonic Automotive - Class A	12,400	130,200
Urban Outfitters *	15,415	465,071
Williams-Sonoma	23,520	475,810

		10,071,909

Textiles, Apparel & Luxury Goods (0.6%)
Fossil *	11,679	332,267
Iconix Brand Group *	23,478	292,771
Jones Apparel Group	21,120	378,682
Liz Claiborne	49,200	242,556

		1,246,276

Thrifts & Mortgage Finance (1.2%)
Bank Mutual	16,016	141,582
First Niagara Financial Group	25,623	315,932
Flushing Financial	10,093	115,060
New York Community Bancorp	75,020	856,728
TFS Financial	37,009	440,407
Trustco Bank NY	62,391	389,944
United Financial Bancorp	7,257	84,036

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Small to Mid Cap Fund

DESCRIPTION	SHARES	VALUE

Thrifts & Mortgage Finance - continued
ViewPoint Financial Group	7,611	$106,858

		2,450,547

Tobacco (0.4%)
Alliance One International *	70,700	316,736
Lorillard	5,105	379,301

		696,037

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	25,434	245,947
Kaman	9,804	215,492
Textainer Group Holdings Ltd.	9,908	158,627
United Rentals *	41,518	427,635
WESCO International *	11,141	320,861

		1,368,562

Utilities (0.2%)
American Water Works	24,300	484,542

Wireless Telecommunication Services (1.8%)
Crown Castle International *	30,122	944,626
Leap Wireless International *	10,885	212,802
MetroPCS Communications *	42,735	400,000
NII Holdings *	21,572	646,728
SBA Communications - Class A *	25,623	692,590
Telephone & Data Systems	19,600	607,796

		3,504,542

TOTAL COMMON STOCKS (IDENTIFIED COST $181,849,728)		199,756,284

TOTAL INVESTMENTS (99.9%) (IDENTIFIED COST $181,849,728)[2]		199,756,284

TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)		144,748

TOTAL NET ASSETS (100.0%)		$199,901,032

*	Non-income producing security.
[1]	Securities considered Master Limited Partnership. At September 30, 2009, these securities amounted to $4,048,337 or 2.0% of net assets.
[2]	See Note 18 for important tax information.

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

NY — New York

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor International Equity Fund

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (99.6%)
Australia (4.4%)
Cochlear Ltd.	7,744	$455,931
CSL Ltd.	9,551	281,833
Downer EDI Ltd.	128,113	925,326
JB Hi-Fi Ltd.	32,841	575,192
Macquarie Group Ltd.	11,540	598,311
National Australia Bank Ltd.	18,500	501,852
OZ Minerals Ltd.	399,207	401,348
Rio Tinto Ltd.	8,601	449,347
Westpac Banking	20,064	464,477

		4,653,617

Austria (0.3%)
OMV AG	7,824	315,602

Belgium (1.0%)
Anheuser-Busch InBev NV	8,876	405,243
Dexia SA	30,656	282,573
Nyrstar	25,551	309,537

		997,353

Brazil (3.6%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	3,800	213,940
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	18,100	686,533
EDP - Energias do Brasil SA	22,900	376,474
Natura Cosmeticos SA	34,100	613,157
Petroleo Brasileiro SA - Class A - ADR	33,300	1,309,023
Vale SA - Class B - ADR	29,800	611,198

		3,810,325

Cayman Islands (0.4%)
Tingyi Cayman Islands Holding	194,000	400,542

Chile (0.2%)
Cia Cervecerias Unidas SA	14,808	101,148
Enersis SA - ADR	5,600	103,320

		204,468

China (3.6%)
Anta Sports Products Ltd.	88,000	109,127
Chaoda Modern Agriculture Holdings Ltd.	486,720	293,935
China Construction Bank - Class H	1,176,000	939,343
Dongfeng Motor Group Ltd. - Class H	684,000	727,293
Industrial & Commercial Bank of China	316,000	238,137
PetroChina Co. Ltd. - Class H	186,000	210,254

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor International Equity Fund

DESCRIPTION	SHARES	VALUE

China - continued
Shandong Weigao Group Medical Polymer Ltd. - Class H	76,000	$251,061
Tencent Holdings Ltd.	29,000	471,888
Weichai Power Ltd. - Class H	64,000	337,364
Yanzhou Coal Mining Ltd. - Class H	114,000	164,465

		3,742,867

Czech Republic (0.3%)
CEZ	6,760	361,078

Denmark (1.4%)
A P Moller - Maersk A - Class B	36	247,773
Novo Nordisk A - Class B	18,810	1,178,099

		1,425,872

Egypt (0.3%)
Commercial International Bank	25,170	262,544

France (8.4%)
AXA SA	47,869	1,295,688
BNP Paribas	13,500	1,078,451
Credit Agricole SA	28,383	593,008
Gecina SA	3,572	425,935
Sanofi-Aventis	5,209	382,208
Schneider Electric SA	4,819	488,330
Societe Generale	22,397	1,802,299
Total SA	40,761	2,421,578
Unibail-Rodamco SE	1,502	311,946

		8,799,443

Germany (6.3%)
BASF SE	16,723	885,966
Bayerische Motoren Werke AG	8,837	426,024
Deutsche Bank AG	10,322	792,031
Muenchener Rueckversicherungs AG	13,178	2,102,179
RWE AG	18,165	1,686,856
Siemens AG	7,743	716,886

		6,609,942

Great Britain (15.5%)
Anglo American PLC	12,200	388,598
Antofagasta PLC	64,652	784,772
Ashtead Group PLC	13,239	18,197
AstraZeneca PLC	34,968	1,567,049
Atkins WS PLC	29,172	292,792
BAE Systems PLC	78,374	437,401
Barclays PLC	79,000	467,157

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor International Equity Fund

DESCRIPTION	SHARES	VALUE

Great Britain - continued
BG Group PLC	28,775	$499,895
BHP Billiton PLC	54,706	1,493,333
British American Tobacco PLC	40,250	1,262,758
BT Group PLC - Class A	408,092	847,882
Close Brothers Group PLC	16,136	205,278
Compass Group PLC	48,592	296,895
GlaxoSmithKline PLC	101,410	1,992,706
Hiscox Ltd.	98,700	543,426
Next PLC	29,760	852,324
Pearson PLC	89,659	1,104,796
Petrofac Ltd.	38,500	607,620
Smith & Nephew PLC	25,856	231,617
Standard Chartered PLC	42,980	1,059,216
Tesco PLC	75,235	480,484
Vedanta Resources PLC	21,379	649,878
Wetherspoon (J.D.) PLC	27,929	213,585

		16,297,659

Greece (0.3%)
OPAP SA	10,601	273,292

Hong Kong (3.5%)
China Unicom Hong Kong Ltd.	152,000	215,363
Hutchison Whampoa Ltd.	87,000	628,124
Hysan Development Ltd.	167,000	418,066
Noble Group Ltd.	553,000	962,115
Sun Hung Kai Properties Ltd.	65,000	957,868
VTech Holdings Ltd.	58,000	499,581

		3,681,117

India (1.8%)
Infosys Technologies Ltd.	6,400	310,336
State Bank of India Ltd.	11,300	1,027,170
Sterlite Industries India Ltd. - ADR	13,100	209,207
Tata Motors Ltd.	24,300	314,928

		1,861,641

Indonesia (0.8%)
Astra International	164,500	569,095
Semen Gresik Persero	340,500	222,526

		791,621

Ireland (0.3%)
CRH PLC	12,857	357,034

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor International Equity Fund

DESCRIPTION	SHARES	VALUE

Israel (0.5%)
Partner Communications	25,700	$483,674

Italy (2.9%)
Banco Popolare Scarl	50,965	488,786
DiaSorin SpA	7,155	240,775
ENI SpA	52,356	1,308,364
Fiat SpA	31,100	399,967
UniCredito Italiano SpA	154,092	601,957

		3,039,849

Japan (16.6%)
77 Bank Ltd.	100,000	570,537
Canon	29,100	1,177,101
East Japan Railway	7,200	518,297
FUJIFILM Holdings	52,500	1,573,713
Godo Steel Ltd.	64,000	125,518
Gunma Bank Ltd.	68,000	374,326
Hitachi Chemical Ltd.	25,300	517,051
Honda Motor Ltd.	37,000	1,140,016
INPEX	29	247,537
Itochu	56,000	371,295
IWATANI	79,000	242,969
Joyo Bank Ltd.	47,000	230,967
KDDI	263	1,482,928
KUREHA	69,000	425,195
Marubeni	259,000	1,307,410
Nippon Meat Packers	39,000	501,516
Nippon Oil	63,000	353,822
Nippon Telegraph & Telephone	6,000	278,137
Nissan Motor Co. Ltd.	35,400	239,445
NTT DoCoMo	217	346,755
Omron	17,300	326,568
ORIX	4,030	246,093
Osaka Gas Ltd.	84,000	294,852
Sony	34,800	1,029,574
Sumitomo Electric Industries Ltd.	46,000	601,783
Sumitomo	96,100	990,556
Tokushima Bank Ltd.	37,000	151,727
Tokyo Gas Ltd.	106,000	440,584
West Japan Railway	81	306,887
Yamanashi Chuo Bank Ltd.	37,000	178,939
Yamato Holdings Ltd.	50,000	821,819

		17,413,917

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor International Equity Fund

DESCRIPTION	SHARES	VALUE

Luxembourg (0.3%)
ArcelorMittal	8,528	$318,796

Malaysia (0.3%)
Public Bank BHD	2,400	7,077
Tenaga Nasional BHD	117,400	277,972

		285,049

Mexico (1.0%)
GEO SAB de CV *	236,600	643,463
Grupo Mexico SAB de CV *	225,946	416,580

		1,060,043

Netherlands (3.2%)
ING Groep NV	84,049	1,500,260
James Hardie Industries NV	51,472	356,789
Koninklijke DSM NV	5,895	246,243
Royal Dutch Shell PLC - Class A	45,595	1,299,643

		3,402,935

Norway (2.5%)
DnB NOR ASA	66,000	764,704
Fred Olsen Energy ASA	6,150	229,427
StatoilHydro ASA	35,000	787,409
Tandberg ASA	18,000	431,139
Telenor ASA	36,600	424,063

		2,636,742

Philippines (0.3%)
Philippine Long Distance Telephone	5,900	299,033

Poland (0.3%)
KGHM Polska Miedz SA	9,648	290,347

Russia (1.2%)
LUKOIL	10,683	579,019
Mobile Telesystems	10,100	487,527
Pharmstandard *	10,379	187,029

		1,253,575

Singapore (1.0%)
Oversea-Chinese Banking Ltd.	106,000	590,896
Wilmar International Ltd.	96,000	430,848

		1,021,744

South Africa (1.5%)
Group Ltd.	15,400	250,564
Impala Platinum Holdings Ltd.	9,571	223,100
Shoprite Holdings Ltd.	72,875	601,832
Truworths International Ltd.	59,100	334,565

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor International Equity Fund

DESCRIPTION	SHARES	VALUE

South Africa - continued
Wilson Bayly Holmes-Ovcon Ltd.	11,903	$200,072

		1,610,133

South Korea (3.3%)
Daegu Bank	17,260	248,250
Hyundai Heavy Industries	2,385	365,362
Korea Electric Power	16,510	503,028
Korea Zinc Ltd.	1,602	239,278
LG Dacom	19,700	335,319
LG Display Ltd.	8,220	237,156
LG Electronics	2,739	292,549
LG Telecom Ltd.	46,210	334,678
POSCO - ADR	2,300	239,062
Samsung Electro-Mechanics Ltd.	1,870	161,536
Samsung Electronics Co. Ltd.	551	382,183
STX Engine Ltd.	9,460	172,695

		3,511,096

Spain (3.3%)
Banco Bilbao Vizcaya Argentaria SA	20,249	359,367
Banco Santander SA	108,523	1,746,581
Enagas	17,492	365,462
Telefonica SA	34,729	958,060

		3,429,470

Sweden (0.2%)
Assa Abloy AB - Class B	14,543	236,538

Switzerland (5.2%)
Baloise Holding AG	2,542	242,866
Nestle SA	57,156	2,435,832
Roche Holding AG	10,188	1,646,873
Zurich Financial Services AG	4,600	1,094,287

		5,419,858

Taiwan (2.3%)
HON HAI Precision Industry Ltd.	57,050	230,127
HTC	650	7,175
MediaTek	17,034	285,498
Siliconware Precision Industries - ADR	63,000	452,340
Taiwan Semiconductor Manufacturing Co. Ltd.	72,264	792,013
TSRC	172,000	198,999
Yuanta Financial Holding Ltd.	259,000	192,752
Zinwell	141,000	290,112

		2,449,016

Thailand (0.6%)
Bangkok Bank PCL	56,300	207,457

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor International Equity Fund

DESCRIPTION	SHARES	VALUE

Thailand - continued
Charoen Pokphand Foods PCL	1,141,100	$271,772
CP ALL PCL	323,200	194,617

		673,846

Turkey (0.7%)
Haci Omer Sabanci Holding AS	55,897	216,567
Turkiye Is Bankasi - Class C	78,650	307,372
Turkiye Vakiflar Bankasi Tao - Class D	69,900	160,137

		684,076

TOTAL COMMON STOCKS (IDENTIFIED COST $82,011,536)		104,365,754

RIGHTS (0.0%)
France (0.0%)
BNP Paribas, Expires 10/13/09 *	13,500	29,233

TOTAL RIGHTS (IDENTIFIED COST $0)		29,233

TOTAL INVESTMENTS (99.6%) (IDENTIFIED COST $82,011,536)[1]		104,394,987

TOTAL OTHER ASSETS LESS LIABILITIES (0.4%)		442,563

TOTAL NET ASSETS (100.0%)		$104,837,550

*	Non-income producing security.
[1]	See Note 18 for important tax information.

ADR — American Depositary Receipt

Ltd. — Limited

PLC — Public Limited Company

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Total Return Fund

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (21.2%)
Aerospace & Defense (2.2%)
Boeing	9,750	$527,963

Beverages (1.0%)
Coca-Cola Company	4,560	244,872

Capital Markets (1.3%)
BlackRock - Class A	481	104,290
Franklin Resources	1,200	120,720
Waddell & Reed Financial - Class A	3,320	94,454

		319,464

Computers & Peripherals (3.6%)
Hewlett-Packard	18,200	859,222

Hotels, Restaurants & Leisure (1.6%)
McDonald’s	6,675	380,942

Industrial Conglomerates (1.9%)
3M	1,623	119,777
Carlisle	10,000	339,100

		458,877

Internet Software & Services (0.5%)
Google - Class A *	250	123,963

Machinery (1.2%)
CIRCOR International	9,800	276,948

Oil, Gas & Consumable Fuels (2.3%)
Linn Energy LLC [1]	13,000	297,830
Royal Dutch Shell PLC - Class A - ADR	4,566	261,130

		558,960

Semiconductors & Semiconductor Equipment (0.6%)
Nvidia *	10,000	150,300

Specialty Retail (3.0%)
Home Depot	20,000	532,800
J Crew Group *	5,000	179,100

		711,900

Tobacco (2.0%)
Altria Group	27,000	480,870

TOTAL COMMON STOCKS (IDENTIFIED COST $4,114,999)		5,094,281

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Total Return Fund

DESCRIPTION	RATE	SHARES	VALUE

EXCHANGE TRADED FUNDS (53.9%)
Consumer Discretionary Select Sector SPDR Fund		30,400	$835,088
Consumer Staples Select Sector SPDR Fund		32,700	832,542
Energy Select Sector SPDR Fund		9,000	485,280
Financial Select Sector SPDR Fund		66,950	1,000,233
Health Care Select Sector SPDR Fund		60,350	1,730,235
iShares Dow Jones US Basic Materials Sector Index Fund		4,850	265,731
iShares Dow Jones US Broker Dealers Index Fund		34,507	1,016,576
iShares Dow Jones US Energy Sector Index Fund		7,200	229,248
ProShares Ultra S&P500		124,858	4,286,375
Rydex S&P Equal Weight Technology		28,440	1,178,554
Technology Select Sector SPDR Fund		51,000	1,064,370

			12,924,232

TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $11,405,203)			12,924,232

INVESTMENT COMPANIES (2.2%)
Evergreen Income Advantage Fund		20,000	184,600
Neuberger Berman Income Opportunity Fund		57,384	354,633

			539,233

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $459,527)			539,233

PREFERRED STOCKS (4.2%)
Capital Markets (1.1%)
Goldman Sachs Group	6.200%	10,000	251,600

Industrial-Other (3.1%)
CORTS Trust for Walt Disney	6.875%	21,400	551,050
PreferredPlus Trust - CCR1 - Class 1	7.250%	8,000	195,750

			746,800

TOTAL PREFERRED STOCKS (IDENTIFIED COST $948,891)			998,400

TOTAL INVESTMENTS (81.5%) (IDENTIFIED COST $16,928,620) [2]			19,556,146

TOTAL OTHER ASSETS LESS LIABILITIES (18.5%)			4,440,726

TOTAL NET ASSETS (100.0%)			$23,996,872

*	Non-income producing security.
[1]	Security considered a Master Limited Partnership. At September 30, 2009, these securities amounted to $297,830 or 1.2% of net assets.
[2]	See Note 18 for important tax information.

ADR — American Depositary Receipt

LLC — Limited Liability Company

SPDR — Standard & Poor’s Depositary Receipt

S&P — Standard & Poor’s

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Strategic Alternatives Fund

DESCRIPTION			SHARES	VALUE

EXCHANGE TRADED FUNDS (57.0%)
iShares Barclays 1-3 Year Credit Bond Fund			192,000	$20,039,040
iShares Cohen & Steers Realty Majors Index Fund			251,000	12,203,620
Market Vectors Coal Index			80,450	2,452,116
Market Vectors Steel Index			47,800	2,520,494
PowerShares DB G10 Currency Harvest Fund			204,100	4,694,300
SPDR DJ Wilshire International Real Estate			490,400	17,458,240
Vanguard REIT			145,818	6,054,363

				65,422,173

TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $74,623,930)				65,422,173

EXCHANGE TRADED NOTES (14.5%)
iPath Optimized Currency Carry			367,505	16,640,627

TOTAL EXCHANGE TRADED NOTES (IDENTIFIED COST $18,365,058)				16,640,627

STRUCTURED NOTES (19.0%)
Barclays S&P Commodity Total Return	0.000%	8/20/2010	10,000,000	9,886,000
Svensk Exportkredit AB MTN - Linked to DB Balanced Currency Harvest Index * [2]	0.000%	04/28/2011	8,000,000	7,759,200
Svensk Exportkredit AB MTN - Linked to DB Balanced Currency Harvest Index * [2]	0.000%	03/16/2012	4,500,000	4,206,600

				21,851,800

TOTAL STRUCTURED NOTES (IDENTIFIED COST $22,500,000)				21,851,800

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

U.S. GOVERNMENT AND AGENCY SECURITIES (8.7%)
Federal Farm Credit Bank (FFCB) (8.7%)
FFCB [1]	0.166%	06/22/2010	$10,000,000	9,996,890

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (IDENTIFIED COST $10,002,908)				9,996,890

TOTAL INVESTMENTS (99.2%) (IDENTIFIED COST $125,491,896) [3]				113,911,490

TOTAL OTHER ASSETS LESS LIABILITIES (0.8%)				932,411

TOTAL NET ASSETS (100.0%)				$114,843,901

*	Non-income producing security.
[1]	Represents an adjustable rate security. Rate disclosed is as of September 30, 2009.
[2]	Fair Valued security under procedures established by the Fund’s Board of Trustees.
[3]	See Note 18 for important tax information.

MTN — Medium Term Note

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depositary Receipt

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Frontier Markets Fund

DESCRIPTION	SHARES	VALUE

COMMON STOCKS (6.3%)
Commercial Banks (2.0%)
Banco Macro SA - ADR	15,000	$362,250
Banque Audi sal- Audi Saradar Group	2,100	152,250
BBVA Banco Frances SA - ADR	14,451	81,648
BLOM Bank SAL	2,000	168,000
Halyk Savings Bank of Kazakhstan JSC *	2,525	17,725
Kazkommertsbank *	3,200	20,800

		802,673

Diversified Telecommunication Services (1.1%)
Telecom Argentina SA - ADR *	26,000	415,740

Food Products (0.4%)
Cresud SACIF y A - ADR	12,700	163,703

Oil, Gas & Consumable Fuels (0.9%)
KazMunaiGas Exploration Production	6,900	154,422
Petrobras Energia SA *	10,591	189,684

		344,106

Real Estate (1.9%)
Solidere *	29,400	737,940

TOTAL COMMON STOCKS (IDENTIFIED COST $2,053,313)		2,464,162

EXCHANGE TRADED PRODUCTS (36.0%)
Barclays Middle East Equities Non ETN [1]	283,858	7,739,956
Market Vectors - Gulf States ETF [1]	9,706	224,209
Market Vectors Africa Index ETF [1]	157,500	4,561,200
Market Vectors Vietnam ETF	36,500	1,049,375
PowerShares MENA Frontier Countries Portfolio	14,899	216,036
WisdomTree Middle East Dividend Fund	13,090	207,607

		13,998,383

TOTAL EXCHANGE TRADED PRODUCTS (IDENTIFIED COST $11,049,257)		13,998,383

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Frontier Markets Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

U.S. GOVERNMENT AND AGENCY SECURITIES (19.4%)
Federal National Mortgage Corp (FNMA) (14.2%)
FNMA	1.875%	04/08/2011	$5,500,000	$5,534,920

U.S. Treasury Bonds & Notes (5.2%)
U.S. Treasury Note	2.375%	09/30/2014	2,000,000	2,005,160

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (IDENTIFIED COST $7,500,000)				7,540,080

DESCRIPTION	SHARES	VALUE

WARRANTS (22.8%)
MSCI GCC Countries Ex-Saudi Arabi, Expires 09/24/10, Strike Price: $545.8816 *	5,940	3,407,778
MSCI GCC Countries Ex-Saudi Arabia, Expires 02/24/10, Strike Price: $0.000001 *	9,500	5,450,150

		8,857,928

TOTAL WARRANTS (IDENTIFIED COST $7,644,151)		8,857,928

TOTAL INVESTMENTS (84.5%) (IDENTIFIED COST $28,246,721) [1]		32,860,553

TOTAL OTHER ASSETS LESS LIABILITIES (15.5%)		6,032,352

TOTAL NET ASSETS (100.0%)		$38,892,905

*	Non-income producing security.
[1]	See Note 18 for important tax information.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

GCC — Gulf Cooperation Council

LIBOR — London Interbank Offered Rate

MENA — Middle East & North Africa

MSCI — Morgan Stanley Capital International

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Frontier Markets Fund

Outstanding Total Return Swap Contracts

Counterparty	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Barclays Capital	Eastern Europe Basket of Securities	1-month LIBOR plus 85 Bps	Total Return	4/29/2010	4,468,871	$138,006
Barclays Capital	MSCI GCC Countries ex-Saudi Arabia	1-month LIBOR plus 50 Bps	Total Return	4/26/2010	7,860,764	6,780

						$144,786

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor High Yield Bond Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS (97.9%)
Automobiles (2.1%)
Ford Motor	6.500%	08/01/2018	$1,500,000	$1,194,375
Penske Auto Group	7.750%	12/15/2016	1,000,000	922,500

				2,116,875

Chemicals (0.3%)
Momentive Performance Materials	9.750%	12/01/2014	450,000	348,750

Computers & Peripherals (1.0%)
GameStop	8.000%	10/01/2012	1,000,000	1,037,500

Consumer Finance (2.7%)
Ford Motor Credit LLC	7.500%	08/01/2012	1,500,000	1,440,251
GMAC LLC [1]	6.750%	12/01/2014	1,500,000	1,275,000

				2,715,251

Electric Utilities (1.6%)
Mirant Americas Generation LLC [1]	8.500%	10/01/2021	1,000,000	870,000
Texas Competitive Electric Holdings LLC	10.250%	11/01/2015	1,000,000	720,000

				1,590,000

Electrical Equipment (1.0%)
Sanmina-SCI [1,2]	3.049%	06/15/2010	1,000,000	970,000

Finance-Other (1.0%)
Pinnacle Foods Finance LLC	10.625%	04/01/2017	1,000,000	1,021,250

Food & Staples Retailing (2.0%)
Ingles Markets	8.875%	05/15/2017	1,000,000	1,025,000
SUPERVALU	7.500%	05/15/2012	1,000,000	1,032,500

				2,057,500

Health Care Providers & Services (4.4%)
Community Health Systems	8.875%	07/15/2015	1,000,000	1,025,000
HCA	9.000%	12/15/2014	1,500,000	1,467,639
Prospect Medical Holdings [1]	12.750%	07/15/2014	1,000,000	1,015,000
Tenet Healthcare	9.250%	02/01/2015	1,000,000	1,043,750

				4,551,389

Industrial-Automotive (2.0%)
Exide Technologies	10.500%	03/15/2013	1,000,000	982,500
Goodyear Tire & Rubber	10.500%	05/15/2016	1,000,000	1,085,000

				2,067,500

Industrial-Basic (1.0%)
Nalco Finance Holdings [3]	9.000%	02/01/2014	1,000,000	1,032,500

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor High Yield Bond Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Industrial-Capital Goods (1.9%)
Case New Holland	7.125%	03/01/2014	$1,000,000	$980,000
Columbus McKinnon	8.875%	11/01/2013	1,000,000	1,010,000

				1,990,000

Industrial-Energy (10.9%)
Arch Western Finance LLC	6.750%	07/01/2013	1,000,000	983,750
Berry Petroleum	8.250%	11/01/2016	1,000,000	960,000
KCS Energy	7.125%	04/01/2012	1,000,000	990,000
MarkWest Energy Partners [1]	6.875%	11/01/2014	1,000,000	935,000
Massey Energy	3.250%	08/01/2015	1,000,000	795,000
Parker Drilling	2.125%	07/15/2012	1,000,000	856,250
Plains Exploration & Production	7.000%	03/15/2017	1,000,000	952,500
Quicksilver Resources	7.125%	04/01/2016	1,000,000	867,500
Regency Energy Partners	8.375%	12/15/2013	1,000,000	1,010,000
SunPower	1.250%	02/15/2027	1,000,000	877,500
Targa Resources Partners	8.250%	07/01/2016	1,000,000	947,500
Western Refining [1]	11.250%	06/15/2017	1,000,000	945,000

				11,120,000

Industrial-Gaming (2.6%)
MGM Mirage	7.500%	06/01/2016	1,000,000	775,000
Peninsula Gaming LLC [1]	10.750%	08/15/2017	1,000,000	1,005,000
River Rock Entertainment	9.750%	11/01/2011	1,000,000	920,000

				2,700,000

Industrial-Health Care (5.7%)
Alliance HealthCare Services	7.250%	12/15/2012	1,000,000	965,000
AMR HoldCo	10.000%	02/15/2015	1,000,000	1,057,500
DaVita	6.625%	03/15/2013	1,000,000	990,000
Healthsouth	10.750%	06/15/2016	1,000,000	1,085,000
Omnicare	3.250%	12/15/2035	1,000,000	767,500
Universal Hospital Services	8.500%	06/01/2015	1,000,000	980,000

				5,845,000

Industrial-Media Cable (2.0%)
Cablevision Systems [1]	8.625%	09/15/2017	1,000,000	1,032,500
Mediacom LLC [1]	9.125%	08/15/2019	1,000,000	1,027,500

				2,060,000

Industrial-Media-Non-Cable (0.8%)
Marquee Holdings	12.000%	08/15/2014	1,000,000	827,500

Industrial-Other (15.6%)
Berry Plastics	8.875%	09/15/2014	1,000,000	952,500
Corrections Corp of America	6.250%	03/15/2013	1,000,000	985,000
Domtar	9.500%	08/01/2016	1,000,000	1,052,500
Esco [1]	8.625%	12/15/2013	1,000,000	980,000

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor High Yield Bond Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Industrial-Other - continued
Exopack Holding	11.250%	02/01/2014	$1,000,000	$987,500
Georgia-Pacific LLC	9.500%	12/01/2011	1,000,000	1,065,000
Graham Packaging	9.875%	10/15/2014	1,000,000	1,027,500
Graphic Packaging International	9.500%	08/15/2013	1,000,000	1,030,000
Hertz	7.625%	06/01/2012	1,000,000	965,000
Interface [1]	11.375%	11/01/2013	1,000,000	1,085,000
Lennar	5.600%	05/31/2015	1,000,000	922,500
Rock-Tenn	5.625%	03/15/2013	1,000,000	970,000
Rockwood Specialties	7.500%	11/15/2014	1,000,000	995,000
RSC Equipment Rental	9.500%	12/01/2014	1,000,000	965,000
Solo Cup	8.500%	02/15/2014	1,000,000	955,000
WMG Acquisition [1]	9.500%	06/15/2016	1,000,000	1,055,000

				15,992,500

Industrial-Other Consumer Cyclicals (3.0%)
Carrols	9.000%	01/15/2013	1,000,000	1,000,000
Denny’s Holdings	10.000%	10/01/2012	1,000,000	1,010,000
Land O’ Lakes	8.750%	11/15/2011	1,000,000	1,005,000

				3,015,000

Industrial-Other Consumer Non-Cyclicals (1.6%)
ACCO Brands [1]	10.625%	03/15/2015	100,000	104,500
ACCO Brands	7.625%	08/15/2015	625,000	518,750
Visant Holding [3]	10.250%	12/01/2013	1,000,000	1,035,000

				1,658,250

Industrial-Retailers (8.2%)
AmeriGas Partners	7.125%	05/20/2016	1,000,000	960,000
Blockbuster [1]	11.750%	10/01/2014	1,000,000	955,000
Burlington Coat Factory Warehouse	11.125%	04/15/2014	1,000,000	980,000
Ferrellgas Partners	8.750%	06/15/2012	1,000,000	1,010,000
Pantry	3.000%	11/15/2012	1,000,000	823,750
Phillips-Van Heusen	8.125%	05/01/2013	907,000	922,872
Rite Aid	9.500%	06/15/2017	1,000,000	810,000
Toys R US	7.875%	04/15/2013	1,000,000	960,000
Vitamin Shoppe Industries [2]	7.940%	11/15/2012	1,000,000	1,000,000

				8,421,622

Industrial-Technology (3.7%)
First Data	11.250%	03/31/2016	1,000,000	860,000
Stream Global Services [1]	11.250%	10/01/2014	1,000,000	962,500
Sungard Data Systems	10.250%	08/15/2015	1,000,000	1,020,000
Viasystems	10.500%	01/15/2011	1,000,000	986,250

				3,828,750

Industrial-Telecommunications-Wired (7.9%)
Citizens Communications	7.000%	11/01/2025	1,500,000	1,278,750

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor High Yield Bond Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Industrial-Telecommunications-Wired - continued
Global Crossing Financial	10.750%	12/15/2014	$1,000,000	$945,000
PAETEC Holding	9.500%	07/15/2015	1,000,000	907,500
Qwest Communications International	7.500%	02/15/2014	1,000,000	987,500
Syniverse Technologies	7.750%	08/15/2013	1,000,000	926,250
West	9.500%	10/15/2014	1,000,000	980,000
Wind Acquisition Finance SA [1]	11.750%	07/15/2017	1,000,000	1,127,500
Windstream	7.000%	03/15/2019	1,000,000	935,000

				8,087,500

Industrial-Telecommunication-Wireless (4.4%)
Intelsat Bermuda Ltd. [1]	11.250%	02/04/2017	1,000,000	992,500
Intelsat Jackson Holdings Ltd.	9.250%	06/15/2016	500,000	491,250
MetroPCS Wireless	9.250%	11/01/2014	1,000,000	1,022,500
Nextel Communications	7.375%	08/01/2015	1,000,000	897,500
Telesat Canada	12.500%	11/01/2017	1,000,000	1,065,000

				4,468,750

Industrial-Transportation (3.0%)
American Airlines [1]	10.500%	10/15/2012	1,000,000	1,012,500
Delta Air Lines [1]	9.500%	09/15/2014	1,000,000	1,000,000
RailAmerica [1]	9.250%	07/01/2017	1,000,000	1,047,500

				3,060,000

Media (0.9%)
Liberty Media LLC	5.700%	05/15/2013	1,000,000	947,500

Real Estate (1.8%)
Felcor Lodging [1,2]	10.000%	10/01/2014	1,000,000	967,500
Host Hotels & Resorts [1]	2.625%	04/15/2027	1,000,000	918,750

				1,886,250

Specialty Retail (1.0%)
Sally Holdings LLC	9.250%	11/15/2014	1,000,000	1,035,000

Textiles, Apparel & Luxury Goods (1.0%)
Levi Strauss	9.750%	01/15/2015	1,000,000	1,040,000

Transportation (1.0%)
Kansas City Southern Railway	8.000%	06/01/2015	1,000,000	1,020,000

Utilities (1.8%)
AES	7.750%	03/01/2014	1,000,000	1,007,500

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor High Yield Bond Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Utilities - continued
Edison Mission Energy	7.200%	05/15/2019	$1,000,000	$810,000

				1,817,500

TOTAL CORPORATE BONDS (IDENTIFIED COST $92,480,182)				100,329,637

TOTAL INVESTMENTS (97.9%) (IDENTIFIED COST $92,480,182)[4]				100,329,637

TOTAL OTHER ASSETS LESS LIABILITIES (2.1%)				2,103,361

TOTAL NET ASSETS (100.0%)				$102,432,998

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

[2]	Represents an adjustable rate security. Rate disclosed is as of September 30, 2009.
[3]	Represents a step bond. Rate disclosed is the effective yield as of September 30, 2009.
[4]	See Note 18 for important tax information.

LLC — Limited Liability Company

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Investment Grade Fixed-Income Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

ASSET BACKED SECURITIES (5.3%)
Bear Stearns Commercial Mortgage Securities [1,2,4]	0.264%	11/11/2041	$85,495,510	$1,258,425
Captec Franchise Trust [1,2,4,7]	0.899%	10/25/2018	19,362,435	262,251
CBC Insurance Revenue Securitization LLC [2,7]	8.880%	02/15/2023	1,060,000	979,334
CDO Repack SPC Ltd. [2,7]	7.110%	05/20/2030	385,000	160,622
CDO Repackaging Trust Series [1,2,7]	2.309%	01/17/2036	699,841	72,504
Centex Home Equity Company, LLC [1,2,7]	3.746%	07/25/2034	296,741	39,615
CNL Funding [1,2,4,7]	1.472%	09/18/2012	12,134,379	268,170
Commercial Industrial Finance [1,2,7]	4.361%	03/01/2021	876,303	52,140
Countrywide Home Loan Mortgage Pass Through Trust	5.250%	12/25/2009	47,663	47,665
Falcon Franchise Loan [1,2,4,7]	3.604%	06/05/2020	8,924,857	800,560
Falcon Franchise Loan [2,7]	6.067%	01/05/2023	19,442	21,855
Falcon Franchise Loan [2]	4.856%	01/05/2025	461,949	394,641
Falcon Franchise Loan [2,7]	7.074%	01/05/2025	250,000	89,700
Falcon Franchise [1,2,4,7]	3.317%	01/05/2023	2,722,552	182,411
Home Equity Mortgage Trust [3]	5.367%	07/25/2036	231,532	45,910
Luxembourg Fund Holdings of KODIAK Currency [1,2,7]	1.968%	08/07/2037	1,722,835	34,319
Orion Ltd. CDO [1,2,7]	3.749%	09/10/2046	947,994	18,684
Restructured Asset Securities [1,2,7]	1.548%	01/29/2022	1,705,638	542,752

				5,271,558

TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST $14,540,215)				5,271,558

COLLATERALIZED MORTGAGE OBLIGATIONS (35.5%)
Attentus CDO Ltd. [2,7]	9.532%	10/11/2042	235,966	2,525
Banc of America Large Loan [1,2]	3.243%	03/15/2022	1,000,000	77,146
Capco America Securitization Corp. [1]	2.499%	10/15/2030	1,712,831	11,495
Collateralized Mortgage Securities	9.450%	02/01/2017	11,848	13,044
Countrywide Alternative Loan Trust	6.000%	05/25/2036	1,003,809	607,304
Entertainment Properties Trust [2]	6.223%	02/15/2018	611,000	458,972
FHLMC - Gold	5.500%	06/01/2038	32,528	34,094

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Investment Grade Fixed-Income Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

FHLMC - Gold	5.500%	07/01/2038	$748,160	$784,162
FHLMC	4.500%	03/15/2019	546,603	560,261
FHLMC	6.000%	02/15/2034	635,794	674,652
FHLMC	5.500%	10/15/2034	1,720,000	1,727,829
FNMA	5.580%	06/01/2011	1,949,704	2,054,034
FNMA	5.500%	07/01/2022	441,276	467,374
FNMA	5.500%	08/01/2022	218,981	231,932
FNMA	6.000%	09/01/2022	113,889	122,246
FNMA	5.500%	11/01/2022	500,000	529,570
FNMA	5.500%	02/01/2023	216,939	230,141
FNMA	5.500%	04/01/2023	53,965	57,154
FNMA	5.500%	09/01/2023	727,053	770,011
FNMA	5.500%	10/01/2023	431,773	457,284
FNMA	5.500%	11/01/2023	260,202	275,576
FNMA	5.500%	11/25/2032	2,271,000	2,382,131
FNMA	6.000%	03/01/2033	495,773	523,433
FNMA [1]	3.950%	05/01/2034	303,597	313,169
FNMA [1]	0.962%	02/25/2035	1,366,935	6,974
FNMA	5.500%	06/01/2036	14,516	15,224
FNMA	6.000%	04/01/2037	35,360	37,385
FNMA	6.000%	06/01/2037	889,789	940,729
FNMA	5.500%	08/01/2037	694,196	727,532
FNMA	6.000%	09/01/2037	860,674	910,754
FNMA	6.000%	10/01/2037	822,365	869,445
FNMA	6.000%	11/01/2037	881,722	932,201
FNMA	6.000%	09/01/2038	873,823	923,118
FNMA	5.500%	10/01/2038	22,457	23,525
FNMA	5.500%	11/01/2038	577,543	605,006
FNMA	4.000%	06/01/2039	1,822,537	1,806,969
FNMA	4.000%	06/01/2039	662,902	657,240
FNMA [1,4]	0.000%	06/17/2040	42,335,549	3,031
GMAC Mortgage Corp. Loan Trust [1]	4.290%	12/19/2033	1,153,627	1,121,197
GNMA TRUST IO [1,4]	0.640%	01/16/2042	13,694,000	264,548
GNMA	3.360%	08/16/2022	132,196	133,144
GNMA	6.000%	12/15/2037	1,497,063	1,583,846
GNMA	6.000%	05/15/2038	1,200,025	1,269,402
GNMA	6.000%	08/15/2038	1,627,301	1,721,380
GNMA	6.000%	11/15/2038	659,491	698,356
GNMA	6.000%	12/15/2038	299,974	317,316
GNMA [1]	0.280%	08/16/2043	11,527,076	135,981
Government Lease Trust [2]	4.000%	05/18/2011	877,041	908,122
Harborview Mortgage Loan Trust [1]	1.386%	06/19/2034	9,551	4,435
JP Morgan Commercial Mortgage Securities	4.475%	07/15/2041	510,025	515,652
LB Commercial Conduit Mortgage Trust [1,4]	0.900%	10/25/2026	2,790,432	1,362

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Investment Grade Fixed-Income Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

LB-UBS Commercial Mortgage Trust [1,2]	0.042%	06/15/2038	$282,396,201	$352,854
LNR CDO Ltd. [7]	6.000%	02/28/2043	250,000	5,015
Marathon Structured Finance CDO Ltd. [1,2,7]	3.904%	07/26/2046	1,298,453	836,983
Merrill Lynch Mortgage Investments [1,4]	0.765%	11/15/2026	18,961,011	696,904
Morgan Stanley Capital I [1,2]	7.151%	06/03/2030	1,000,000	500,000
Preferred Term Securities XIII Ltd. [1,2]	1.863%	03/24/2034	650,000	78,000
Salomon Brothers Mortgage Securities VII [1,2]	1.133%	11/13/2036	128,074,628	1,952,651
Washington Mutual [1]	5.613%	01/25/2036	1,838,484	691,826

				35,613,646

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $42,580,424)				35,613,646

CORPORATE BONDS (31.4%)
Diversified Financial Services (1.9%)
General Electric Capital	5.720%	08/22/2011	500,000	506,656
General Electric Capital	6.900%	09/15/2015	725,000	803,078
General Electric Capital	6.150%	08/07/2037	600,000	569,386

				1,879,120

Electric Utilities (3.1%)
Dominion Resources [1]	1.343%	06/17/2010	1,200,000	1,207,128
FPL Group Capital [1]	1.173%	06/17/2011	1,000,000	1,011,509
MP Environmental Funding LLC [7]	4.982%	07/15/2014	704,098	876,461

				3,095,098

Finance-Banking (7.2%)
Bank of America [5]	8.994%	07/17/2028	1,800,000	426,947
Barclays Bank PLC	5.200%	07/10/2014	500,000	528,159
Centura Capital Trust [2]	8.845%	06/01/2027	810,000	838,395
HSBC [1]	0.938%	09/29/2049	200,000	116,000
JPMorgan Chase Bank [1]	0.630%	06/13/2016	500,000	465,023
M&T Trust [1,2]	2.097%	04/01/2013	1,000,000	878,143
Morgan Stanley [1]	0.838%	01/09/2014	800,000	744,333
Royal Bank of Scotland Group PLC	5.000%	10/01/2014	200,000	180,888

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Investment Grade Fixed-Income Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Finance-Banking - continued
Royal Bank of Scotland Group PLC [1,9]	7.648%	08/31/2049	$100,000	$56,000
SLM [1]	0.734%	10/25/2011	300,000	251,516
Wachovia Bank [1]	1.350%	05/14/2010	700,000	703,725
Wachovia Bank	4.800%	11/01/2014	1,500,000	1,522,284
Wachovia Bank [1]	0.629%	03/15/2016	400,000	356,264
Wachovia	5.300%	10/15/2011	100,000	105,949

				7,173,626

Finance-Broker Related (Brokerage) (1.7%)
Jefferies Group	6.250%	01/15/2036	270,000	215,946
Lehman Brothers Holdings [6]	5.750%	04/25/2011	695,000	118,150
Lehman Brothers Holdings [6]	6.875%	05/02/2018	1,300,000	230,750
Morgan Stanley	6.750%	04/15/2011	200,000	213,255
Morgan Stanley	6.625%	04/01/2018	900,000	951,681

				1,729,782

Finance-Other (1.5%)
American Express Credit	5.875%	05/02/2013	1,000,000	1,060,274
NLV Financial [2]	7.500%	08/15/2033	250,000	192,651
Regional Diversified Funding [1,2,7]	1.824%	01/25/2036	1,000,000	255,900

				1,508,825

Financial (9.6%)
Bank of America	5.750%	12/01/2017	600,000	598,906
Bank of America	5.650%	05/01/2018	800,000	789,912
Citigroup	6.125%	11/21/2017	3,000,000	2,978,550
Citigroup	8.500%	05/22/2019	200,000	225,767
Goldman Sachs Group	6.250%	09/01/2017	500,000	529,622
Goldman Sachs Group	5.950%	01/18/2018	1,000,000	1,037,472
Goldman Sachs Group	6.150%	04/01/2018	300,000	315,574
HSBC Holdings PLC	6.800%	06/01/2038	1,300,000	1,458,742
JPMorgan Chase	5.375%	10/01/2012	900,000	968,388
Morgan Stanley [1]	0.989%	10/15/2015	800,000	731,766

				9,634,699

Industrial-Capital Goods (1.1%)
Eaton	6.500%	06/01/2025	1,000,000	1,087,280

Industrial-Energy (1.6%)
Suncor Energy	6.850%	06/01/2039	700,000	761,408
Sunoco	9.000%	11/01/2024	750,000	826,667

				1,588,075

Industrial-Other (1.4%)
Barnett Capital III [1]	1.108%	02/01/2027	1,300,000	819,424
Canal Pointe LLC [1,2,7]	3.600%	06/25/2014	1,622,350	577,070

				1,396,494

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Investment Grade Fixed-Income Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Industrial-Telecommunications-Wired (1.2%)
AT&T	8.000%	11/15/2031	$1,000,000	$1,246,038

Insurance (0.4%)
International Lease Finance	5.750%	06/15/2011	100,000	91,089
International Lease Finance [1]	0.860%	07/13/2012	400,000	314,191

				405,280

Utilities (0.7%)
Entergy Arkansas	4.500%	06/01/2010	700,000	711,915

TOTAL CORPORATE BONDS (IDENTIFIED COST $32,557,829)				31,456,232

MUNICIPAL BONDS (3.5%)
Chicago Transit Authority	6.899%	12/01/2040	1,000,000	1,119,600
Chicago Transit Authority	6.899%	12/01/2040	1,100,000	1,231,560
Florida State Turnpike Authority	6.800%	07/01/2039	900,000	946,314
Fort Walton Defense Housing [5]	5.208%	10/15/2009	250,000	249,803

				3,547,277

TOTAL MUNICIPAL BONDS (IDENTIFIED COST $3,246,071)				3,547,277

U.S. GOVERNMENT AND AGENCY SECURITIES (33.1%)
Department of Housing & Urban Development (HUD) (0.2%)
HUD	6.330%	08/01/2013	214,000	216,070

Federal Home Loan Mortgage Corp (FHLMC) (0.0%)
FHLMC [1]	7.000%	01/15/2037	147	141

Federal Home Loan Mortgage Corp (FHLMC) - Discount Note (3.5%)
FHLMC [5]	0.170%	02/23/2010	1,000,000	999,520
FHLMC [5]	0.220%	03/22/2010	1,000,000	999,280
FHLMC [5]	3.875%	09/15/2014	1,825,000	1,554,522

				3,553,322

Federal National Mortgage Association (FNMA) (1.0%)
FNMA	5.500%	07/30/2025	450,000	447,597
FNMA	6.000%	07/25/2033	500,000	532,967

				980,564

Federal National Mortgage Association (FNMA) - Discount Note (0.9%)
FNMA [5]	0.105%	03/17/2010	900,000	899,374

Small Business Administration-Pass-Through-Agency (SBA) (0.9%)
SBA	4.640%	05/01/2023	900,200	941,969

U.S. Treasury Bonds & Notes (26.6%)
U.S. Treasury Bond	7.875%	02/15/2021	400,000	557,624
U.S. Treasury Bond	8.125%	05/15/2021	900,000	1,277,856

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Investment Grade Fixed-Income Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

U.S. Treasury Bonds & Notes - continued
U.S. Treasury Bill [5,11]	0.000%	03/18/2010	$59,000	$58,958
U.S. Treasury Bond	5.250%	02/15/2029	1800000	2,089,406
U.S. Treasury Bond	4.250%	05/15/2039	1,300,000	1,344,890
U.S. Treasury Bond	4.500%	08/15/2039	3,000,000	3,234,375
U.S. Treasury Inflation Indexed Bonds	2.000%	07/15/2014	228,494	237,491
U.S. Treasury Inflation Indexed Bonds	2.375%	01/15/2017	427,148	454,512
U.S. Treasury Inflation Indexed Bonds	2.125%	01/15/2019	1,905,757	2,001,045
U.S. Treasury Inflation Indexed Bonds	2.000%	01/15/2026	434,008	433,058
U.S. Treasury Inflation Indexed Bonds	2.500%	01/15/2029	702,121	754,561
U.S. Treasury Note	3.250%	07/31/2016	5,600,000	5,731,253
U.S. Treasury Note	3.000%	08/31/2016	5,000,000	5,029,690
U.S. Treasury Note	3.500%	02/15/2018	1,700,000	1,736,790
U.S. Treasury Note	3.875%	05/15/2018	400,000	419,344
U.S. Treasury Note	4.000%	08/15/2018	1,200,000	1,267,219
U.S. Treasury STRIP [5,8]	0.000%	11/15/2017	36	27

				26,628,099

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (IDENTIFIED COST $32,510,827)				33,219,539

TOTAL INVESTMENTS (108.8%) (IDENTIFIED COST $125,435,366) [10]				109,108,252

WRITTEN OPTIONS (-0.0%)
CBOT ACAL Option on U.S. 10 Year Treasury Note Future, Expires November 2009, Strike Price $120			(25)	(15,625)

TOTAL WRITTEN OPTIONS (IDENTIFIED PROCEEDS $15,369)				(15,625)

WRITTEN SWAPTIONS (-0.0%)
U.S. Swaption Put, Barclays Bank [7]			(2,600,000)	(5,186)
U.S. Swaption Put, Deutsche Bank [7]			(2,000,000)	(3,016)

TOTAL WRITTEN SWAPTIONS (IDENTIFIED PROCEEDS $22,635)				(8,202)

TOTAL LIABILITIES LESS OTHER ASSETS (-8.8%)				(8,840,944)

TOTAL NET ASSETS (100.0%)				$100,243,481

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Investment Grade Fixed-Income Fund

FORWARD COMMITMENT

DESCRIPTION	INTEREST RATE	DELIVERY DATE	PRINCIPAL AMOUNT	VALUE

TBA Purchase Commitments at September 30, 2009 - (2.1%) (Cost Payable $2,106,563)
FNMA	5.500%	10/15/2022	$2,000,000	$2,115,000

TBA Sale Commitments at September 30, 2009 - (-7.0%) (Proceeds Payable $7,026,574)
FNMA	6.000%	10/01/2037	(700,000)	(738,500)
FNMA	6.000%	10/01/2037	(700,000)	(738,500)
FNMA	5.500%	11/01/2037	(1,000,000)	(1,042,500)
FNMA	6.000%	11/01/2037	(2,900,000)	(3,050,438)
FNMA	4.000%	10/14/2039	(1,500,000)	(1,485,000)

				$(7,054,938)

OUTSTANDING FUTURES CONTRACTS

TYPE	EXPIRATION	CONTRACTS	UNITS PER CONTRACT	UNREALIZED APPRECIATION

90 Day Euro Future (Buy)	03/15/10	3	2,500	$25,313
90 Day Euro Future (Buy)	06/14/10	20	2,500	21,534
90 Day Euro Future (Buy)	09/13/10	216	2,500	223,630
U.S. 10 Year Treasury Note Future (Buy)	12/22/09	8	1,000	31
U.S. 2 Year Treasury Note Future (Buy)	12/31/09	3	2,000	5,112

				$275,620

1	Represents an adjustable rate security. Rate disclosed is as of September 30, 2009.
2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.
3	Represents a step bond. Rate disclosed is the effective yield as of September 30, 2009.
4	Interest only security.
5	Represents a zero coupon bond. Rate disclosed is the effective yield as of September 30, 2009.
6	Security in default on interest payments.
7	Fair Valued security under procedures established by the Fund’s Board of Trustees.
8	Principal only security.
9	Perpetual maturity date.
10	See Note 18 for important tax information.
11	Security, or a portion of, has been pledged as collateral for futures contracts.

CDO — Collateralized Debt Obligation

LLC — Limited Liability Company

Ltd. — Limited

PLC — Public Limited Company

SPC — Special Purpose Company

STRIP — Separate Trading of Registered Interest and Principal of Securities

TBA — To Be Announced

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Mortgage Securities Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

ASSET BACKED SECURITY (0.1%)
Merrill Lynch First Franklin Mortgage Loan Trust [1]	0.366%	04/25/2037	$89,594	$82,098

TOTAL ASSET BACKED SECURITY (IDENTIFIED COST $83,496)				82,098

PROJECT LOAN (0.0%)
Merrill Lynch 42 [2]	7.430%	09/01/2022	2,336	2,312

TOTAL PROJECT LOAN (IDENTIFIED COST $2,366)				2,312

COLLATERALIZED MORTGAGE OBLIGATIONS (80.9%)
Collateralized Mortgage Obligation - Other (10.3%)
Banc of America Alternative Loan Trust	5.500%	12/25/2018	145,687	139,495
Banc of America Alternative Loan Trust	5.000%	04/25/2019	162,668	154,281
Countrywide Alternative Loan Trust	6.000%	02/25/2017	136,369	134,324
Countrywide Alternative Loan Trust	5.500%	01/25/2035	375,868	347,082
Countrywide Alternative Loan Trust	5.250%	03/25/2035	127,430	96,880
Countrywide Alternative Loan Trust	5.500%	07/25/2035	559,531	450,947
Countrywide Alternative Loan Trust	5.500%	02/25/2036	375,940	306,743
Countrywide Alternative Loan Trust	5.750%	03/25/2037	332,021	229,225
Countrywide Home Loan Mortgage Pass Through Trust [1]	4.764%	05/20/2034	249,157	195,242
Deutsche ALT-A Securities Alternate Loan Trust [1]	0.746%	02/25/2035	551,693	301,975
Deutsche ALT-A Securities Alternate Loan Trust [1]	0.446%	02/25/2047	426,722	205,801
First Horizon Alternative Mortgage Securities	5.500%	03/25/2035	144,621	117,870
GSR Mortgage Loan Trust [1]	4.884%	01/25/2035	375,399	294,641
GSR Mortgage Loan Trust	5.750%	02/25/2036	144,182	127,763
GSR Mortgage Loan Trust [1]	0.436%	08/25/2046	1,113,658	788,464
Harborview Mortgage Loan Trust [1]	0.576%	09/19/2035	78,743	42,148
Homebanc Mortgage Trust [1]	0.516%	10/25/2035	166,805	101,039
Indymac INDA Mortgage Loan Trust [1]	5.942%	03/25/2037	312,893	222,899
JP Morgan Mortgage Trust	5.500%	12/25/2019	201,623	197,087
Lehman Mortgage Trust	5.500%	12/25/2035	161,641	144,460
Residential Accredit Loans	5.500%	04/25/2035	361,790	271,492
Residential Funding Mortgage Securities I	5.250%	07/25/2035	460,000	301,176

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Mortgage Securities Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Collateralized Mortgage Obligation - Other - continued
Wells Fargo Alternative Loan Trust	6.000%	06/25/2037	$1,700,548	$1,198,886

				6,369,920

Federal Home Loan Mortgage Corp (FHLMC) (1.8%)
FHLMC [1]	4.686%	03/01/2038	245,236	254,793
FHLMC [1]	5.142%	03/01/2038	437,785	459,295
FHLMC [1]	5.185%	07/01/2038	344,450	362,014

				1,076,102

Federal Home Loan Mortgage Corp (FHLMC)-Pass-Through-Agency (3.0%)
FHLMC - Gold	7.500%	09/01/2014	8,682	9,354
FHLMC - Gold	7.000%	06/01/2015	199	214
FHLMC - Gold	8.000%	07/01/2024	2,671	3,027
FHLMC - Gold	8.000%	07/01/2024	31,924	36,177
FHLMC - Gold	8.000%	07/01/2024	401	455
FHLMC - Gold	8.000%	08/01/2024	2,043	2,315
FHLMC - Gold	8.000%	07/01/2025	26,581	30,086
FHLMC - Gold	8.000%	09/01/2025	260	295
FHLMC - Gold	8.000%	11/01/2025	881	999
FHLMC - Gold	8.000%	12/01/2025	3,584	4,057
FHLMC - Gold	8.000%	01/01/2026	202	229
FHLMC - Gold	8.000%	06/01/2026	6,666	7,567
FHLMC - Gold	5.500%	01/01/2029	15,671	16,509
FHLMC - Gold	5.000%	09/01/2033	1,274,476	1,323,517
FHLMC - Gold	4.500%	07/01/2039	393,523	398,647

				1,833,448

Federal National Mortgage Association (FNMA)-Pass-Through-Agency (65.5%)
FNMA	5.000%	01/01/2023	864,950	908,806
FNMA	5.000%	03/01/2023	462,252	487,350
FNMA	7.500%	09/01/2029	53,578	60,017
FNMA	7.500%	12/01/2031	6,364	7,132
FNMA	5.500%	02/01/2033	13,119,611	13,807,024
FNMA	5.000%	11/01/2033	3,302,811	3,428,879
FNMA	5.000%	03/01/2034	817,357	848,553
FNMA	5.000%	08/01/2034	223,747	232,294
FNMA	5.000%	08/01/2034	73,298	76,095
FNMA	5.000%	10/01/2034	573,533	595,423
FNMA	5.000%	12/01/2034	327,352	339,846
FNMA	5.000%	12/01/2035	1,080,193	1,120,408
FNMA	6.000%	03/01/2036	258,799	273,858
FNMA	6.000%	01/01/2037	160,294	169,622
FNMA	5.500%	07/01/2037	12,703,555	13,313,590
FNMA	6.000%	12/01/2037	949,727	1,004,099
FNMA [1]	4.464%	06/01/2038	328,325	337,185

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Mortgage Securities Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Federal National Mortgage Association (FNMA)-Pass-Through-Agency - continued
FNMA [1]	5.141%	07/01/2038	$374,502	$393,430
FNMA [1]	4.831%	08/01/2038	318,635	333,303
FNMA [1]	5.319%	08/01/2038	372,366	392,245
FNMA	4.500%	02/01/2039	24,257	24,605
FNMA	4.500%	05/01/2039	163,772	166,109
FNMA	4.500%	06/01/2039	237,304	240,690
FNMA	4.500%	06/01/2039	64,634	65,556
FNMA	4.500%	06/01/2039	381,139	386,578
FNMA	4.500%	06/01/2039	49,593	50,301
FNMA	4.500%	06/01/2039	193,900	196,667
FNMA	4.500%	07/01/2039	79,657	80,793
FNMA	4.500%	09/01/2039	783,182	794,359

				40,134,817

Government National Mortgage Association (GNMA) (0.1%)
GNMA [1,3]	6.159%	01/16/2038	847,486	82,072

Government National Mortgage Association (GNMA)-Pass-Through-Agency (0.2%)
GNMA	5.500%	04/15/2014	30,714	32,365
GNMA	6.500%	08/15/2014	3,031	3,249
GNMA	6.500%	12/15/2023	17,723	18,860
GNMA	8.000%	09/20/2026	33,442	37,809
GNMA	7.500%	10/15/2029	3,721	4,171

				96,454

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $49,520,799)				49,592,813

TOTAL INVESTMENTS (81.0%) (IDENTIFIED COST $49,606,661) [4]				49,677,223

TOTAL OTHER ASSETS LESS LIABILITIES (19.0%)				11,602,240

TOTAL NET ASSETS (100.0%)				$61,279,463

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Mortgage Securities Fund

FORWARD COMMITMENT

DESCRIPTION	INTEREST RATE	DELIVERY DATE	PRINCIPAL AMOUNT	VALUE

TBA Purchase Commitments at September 30, 2009 - (56.2%) (Cost Payable $34,188,473)
FHLMC	4.500%	10/23/2013	$200,000	$206,938
FHLMC	6.000%	10/01/2019	100,000	106,125
FHLMC	6.000%	11/01/2035	100,000	105,219
FHLMC	4.500%	10/11/2037	1,100,000	1,112,718
FHLMC	5.500%	10/15/2037	1,100,000	1,151,218
FNMA	6.000%	10/01/2037	400,000	422,000
FNMA	4.000%	10/01/2018	900,000	915,469
FNMA	5.000%	10/15/2018	600,000	629,063
FNMA	4.500%	10/20/2021	2,000,000	2,070,624
FNMA	6.000%	10/20/2021	600,000	639,000
FNMA	4.500%	11/15/2034	2,300,000	2,321,563
FNMA	6.000%	11/01/2037	1,900,000	1,998,562
FNMA	6.500%	12/13/2037	1,400,000	1,485,313
FNMA	5.000%	10/01/2038	900,000	929,531
FNMA	5.000%	10/01/2038	100,000	103,281
FNMA	4.500%	10/01/2039	5,600,000	5,671,747
FNMA	4.500%	10/01/2039	1,500,000	1,519,218
FNMA	4.500%	10/01/2039	1,600,000	1,620,499
FNMA	4.500%	10/01/2039	2,200,000	2,228,187
GNMA	6.000%	11/01/2033	1,300,000	1,368,250
GNMA	6.500%	10/01/2034	1,700,000	1,804,655
GNMA	5.500%	10/21/2034	500,000	524,531
GNMA	5.000%	10/01/2036	3,500,000	3,621,408
GNMA	6.000%	10/01/2036	800,000	844,500
GNMA	4.500%	10/15/2039	1,000,000	1,014,688

				$34,414,307

TBA Sale Commitments at September 30, 2009 - (-42.8%)(Proceeds Payable $25,474,351)
FHLMC	5.000%	10/15/2033	(900,000)	(929,813)
FNMA	5.000%	10/15/2018	(1,300,000)	(1,362,969)
FNMA	5.000%	11/01/2018	(600,000)	(627,375)
FNMA	4.500%	10/20/2021	(1,700,000)	(1,760,030)
FNMA	5.500%	10/01/2031	(2,300,000)	(2,405,657)
FNMA	5.000%	11/15/2033	(5,100,000)	(5,248,216)
FNMA	5.500%	11/01/2037	(13,300,000)	(13,865,250)

				$(26,199,310)

[1]	Represents a variable or increasing rate security. Rate disclosed is as of September 30, 2009.
[2]	Fair Valued security under procedures established by the Fund’s Board of Trustees.
[3]	Interest only security.
[4]	See Note 18 for important tax information.

TBA — To Be Announced

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Limited Duration U.S. Government Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (17.2%)
Federal Home Loan Mortgage Corp (FHLMC) (6.8%)
FHLMC	4.000%	06/15/2013	$1,308,542	$1,341,175
FHLMC	4.000%	10/15/2016	573,818	593,202
FHLMC	5.250%	05/15/2017	1,124,873	1,184,058

				3,118,435

Federal National Mortgage Association (FNMA)-Pass-Through-Agency (3.6%)
FNMA	4.500%	09/25/2020	250,000	261,249
FNMA [1]	2.205%	03/25/2027	1,424,393	1,377,003

				1,638,252

Federal National Mortgage Corp (FNMA) (6.8%)
FNMA	5.500%	12/25/2014	1,088,545	1,156,213
FNMA	5.500%	02/25/2017	1,832,681	1,925,485

				3,081,698

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,572,412)				7,838,385

U.S. AGENCY BONDS (72.5%)
Federal Farm Credit Bank (FFCB) (3.3%)
FFCB	3.950%	07/15/2011	1,000,000	1,010,378
FFCB	3.000%	01/21/2014	500,000	500,227

				1,510,605

Federal Home Loan Bank (FHLB) (6.9%)
FHLB	1.375%	08/27/2010	1,000,000	1,002,414
FHLB	4.875%	10/19/2011	1,000,000	1,002,357
FHLB	4.770%	09/20/2012	$1,088,020	1,149,908

				3,154,679

Federal Home Loan Mortgage Corp (FHLMC)-Pass-Through-Agency (9.7%)
FHLMC - Gold	4.500%	09/01/2013	655,827	677,018
FHLMC - Gold	4.000%	04/01/2014	146,112	150,248
FHLMC - Gold	4.000%	05/01/2014	1,391,563	1,430,962
FHLMC - Gold	4.500%	06/01/2014	1,402,848	1,452,849
FHLMC - Gold	5.000%	10/01/2014	722,245	750,681

				4,461,758

Federal National Mortgage Association (FNMA)-Pass-Through-Agency (6.9%)
FNMA	4.500%	05/01/2014	696,956	720,855
FNMA	4.500%	07/01/2014	1,422,689	1,472,160
FNMA	5.000%	02/01/2015	911,418	949,354

				3,142,369

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Limited Duration U.S. Government Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Government National Mortgage Association (GNMA) (0.9%)
GNMA	4.500%	08/20/2019	$374,137	$393,587

Government National Mortgage Association (GNMA)-Pass-Through-Agency (1.0%)
GNMA	4.000%	12/15/2018	449,180	467,336

Small Business Administration-Pass-Through-Agency (SBA) (27.3%)
SBA [1]	1.250%	09/25/2010	76,158	75,969
SBA [1]	3.125%	03/25/2011	9,810	9,765
SBA [1]	1.125%	03/25/2013	46,667	46,475
SBA [1]	0.875%	07/25/2013	66,750	66,347
SBA [1]	1.250%	10/25/2013	949,221	946,088
SBA [1]	1.250%	01/25/2014	2,276	2,268
SBA [1]	4.265%	05/25/2014	161,436	165,946
SBA [1]	5.250%	06/25/2014	3,260	3,389
SBA [1]	2.575%	11/25/2014	763,206	775,194
SBA [1]	1.625%	04/25/2016	12,403	12,136
SBA [1]	3.625%	07/25/2016	30,170	30,455
SBA	7.100%	02/01/2017	21,256	23,294
SBA [1]	1.250%	03/25/2017	11,179	11,142
SBA [1]	1.375%	07/25/2017	36,345	36,330
SBA [1]	1.375%	09/25/2017	5,501	5,499
SBA [1]	1.250%	11/25/2017	215,204	214,491
SBA [1]	1.250%	12/25/2017	224,979	224,235
SBA [1]	1.250%	02/25/2018	20,680	20,612
SBA [1]	1.250%	02/25/2018	494,064	492,437
SBA [1]	1.250%	02/25/2018	123,488	123,082
SBA [1]	1.250%	04/25/2018	134,502	134,061
SBA [1]	0.800%	05/25/2018	1,587,035	1,569,757
SBA [1]	1.250%	05/25/2018	140,058	139,600
SBA [1]	1.000%	08/25/2018	358,388	355,911
SBA [1]	1.625%	10/25/2018	111,972	111,021
SBA [1]	0.950%	01/25/2019	33,727	33,465
SBA [1]	1.250%	06/25/2019	79,001	78,753
SBA [1]	0.750%	06/25/2020	1,485,170	1,465,685
SBA [1]	0.750%	04/25/2021	51,641	51,024
SBA [1]	3.625%	04/25/2021	6,052	6,028
SBA [1]	3.125%	07/25/2021	9,537	9,589
SBA [1]	1.000%	09/25/2021	447,905	445,151
SBA [1]	0.875%	10/25/2021	170,463	169,082
SBA	7.125%	06/25/2024	56,736	60,955
SBA [1]	3.625%	10/25/2024	23,265	24,592
SBA [1]	1.000%	11/25/2024	362,481	360,249

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Limited Duration U.S. Government Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Small Business Administration-Pass-Through-Agency (SBA) - continued
SBA [1]	0.875%	01/25/2025	$311,372	$308,791
SBA [1]	3.875%	02/25/2025	34,530	36,441
SBA [1]	3.125%	06/25/2025	14,339	14,753
SBA [1]	3.375%	09/25/2025	28,592	28,907
SBA [1]	3.625%	10/25/2025	28,256	29,746
SBA [1]	0.700%	02/25/2030	437,166	430,276
SBA [1]	0.625%	03/25/2030	379,942	372,757
SBA [1]	0.600%	09/25/2030	782,799	767,070
SBA [1]	0.570%	09/25/2031	611,273	599,961
SBA [1]	0.570%	11/25/2031	680,323	667,710
SBA [1]	1.400%	09/25/2032	932,010	937,373

				12,493,862

U.S. Treasury Bonds & Notes (16.5%)
U.S. Treasury Note	1.500%	07/15/2012	3,000,000	3,015,000
U.S. Treasury Note	1.750%	08/15/2012	2,000,000	2,020,624
U.S. Treasury Note	1.375%	09/15/2012	1,000,000	998,281
U.S. Treasury Note	1.750%	03/31/2014	1,000,000	983,984
U.S. Treasury Note	3.625%	08/15/2019	500,000	513,203

				7,531,092

TOTAL U.S. AGENCY BONDS (IDENTIFIED COST $32,837,417)				33,155,288

TOTAL INVESTMENTS (89.7%) (IDENTIFIED COST $40,409,829) [2]				40,993,673

TOTAL OTHER ASSETS LESS LIABILITIES (10.3%)				4,730,519

TOTAL NET ASSETS (100.0%)				$45,724,192

[1]	Represents an adjustable rate security. Rate disclosed is as of September 30, 2009.
[2]	See Note 18 for important tax information.

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor U.S. Government Money Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

COMMERCIAL PAPER (9.8%)
Finance-Banking (9.8%)
Bank of America [1]	0.270%	01/26/2010	$20,000,000	$19,982,450
Barclays US Funding [1]	0.526%	03/16/2010	25,000,000	24,939,479
UBS Finance Delaware LLC [1]	1.018%	06/11/2010	25,000,000	24,822,549

				69,744,478

TOTAL COMMERCIAL PAPER (IDENTIFIED COST $69,744,478)				69,744,478

U.S. AGENCY BONDS (79.2%)
Farmer Mac (FAMC) - Discount Note (2.1%)
FAMC	0.280%	12/23/2009	14,689,000	14,679,518

Federal Farm Credit Bank (FFCB) (5.7%)
FFCB [2]	0.267%	07/28/2010	40,000,000	40,000,000

Federal Home Loan Bank (FHLB) (43.6%)
FHLB [2]	0.323%	10/23/2009	11,800,000	11,802,468
FHLB [3]	0.500%	11/05/2009	22,000,000	22,000,000
FHLB	4.250%	11/20/2009	12,000,000	12,057,823
FHLB	0.580%	12/09/2009	20,000,000	20,000,000
FHLB	0.310%	01/22/2010	25,000,000	25,000,332
FHLB [2]	0.660%	02/02/2010	75,000,000	75,000,000
FHLB [2]	0.596%	02/18/2010	50,000,000	50,000,000
FHLB [3]	0.500%	02/24/2010	20,000,000	20,000,000
FHLB	5.000%	03/12/2010	20,000,000	20,394,828
FHLB	4.875%	05/14/2010	8,575,000	8,804,280
FHLB	0.650%	06/10/2010	20,000,000	20,000,000
FHLB	0.650%	07/06/2010	25,000,000	25,000,000

				310,059,731

Federal Home Loan Bank (FHLB) - Discount Note (4.2%)
FHLB [1]	0.461%	11/02/2009	30,000,000	29,987,733

Federal Home Loan Mortgage Corp (FHLMC) (18.3%)
FHLMC	0.240%	10/05/2009	25,000,000	24,999,333
FHLMC [2]	0.179%	10/19/2009	30,000,000	29,996,064
FHLMC	2.680%	11/16/2009	15,000,000	15,032,200
FHLMC	4.125%	11/30/2009	10,000,000	10,055,814
FHLMC [2]	0.560%	01/08/2010	50,000,000	50,000,000

				130,083,411

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor U.S. Government Money Fund

DESCRIPTION	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT	VALUE

Federal National Mortgage Association (FNMA) - Discount Note (1.1%)
FNMA [1]	0.265%	02/22/2010	$8,000,000	$7,991,520

Federal National Mortgage Corp (FNMA) (4.2%)
FNMA [2]	0.422%	08/05/2010	30,000,000	30,035,599

TOTAL U.S. AGENCY BONDS (IDENTIFIED COST $562,837,512)				562,837,512

SHORT-TERM INVESTMENT (11.1%)
G.X CLARKE REPURCHASE AGREEMENT DATED 09/30/2009 (Repurchase value $79,000,198 by U.S. Government Agency Securities) [4]	0.090%	10/01/2009	79,000,000	79,000,000

TOTAL SHORT-TERM INVESTMENT (IDENTIFIED COST $79,000,000)				79,000,000

TOTAL INVESTMENTS (100.1%) (IDENTIFIED COST $711,581,990)				711,581,990

TOTAL LIABILITIES LESS OTHER ASSETS (-0.1%)				(658,542)

TOTAL NET ASSETS (100.0%)				$710,923,448

[1]	Rate shown represents the bond equivalent yield to maturity at date of purchase.
[2]	Represents an adjustable rate security. Rate disclosed is as of September 30, 2009.
[3]	Represents a step bond. Rate disclosed is the effective yield as of September 30, 2009.
[4]	See Note 15 for collateral information.

LLC — Limited Liability Company

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Income Allocation Fund

DESCRIPTION	ALLOCATION	SHARES	VALUE

AFFILIATED INVESTMENT COMPANIES (100.0%)
Accessor Funds - Z Class Shares (90.2%)
Accessor High Yield Bond	14.7%	311,884	$2,906,761
Accessor Investment Grade Fixed-Income	48.1%	897,859	9,463,432
Accessor Mortgage Securities	22.1%	339,026	4,346,313
Accessor U.S. Government Money	5.3%	1,040,619	1,040,619

			17,757,125

Forward Funds - Institutional Class (9.8%)
Forward International Fixed Income	9.8%	178,987	1,927,688

TOTAL AFFILIATED INVESTMENT COMPANIES (IDENTIFIED COST $20,666,404)			19,684,813

TOTAL INVESTMENTS (100.0%) (IDENTIFIED COST $20,666,404) [1]			19,684,813

TOTAL OTHER ASSETS LESS LIABILITIES (0.0%)			274

TOTAL NET ASSETS (100.0%)			$19,685,087

[1]	See Note 18 for important tax information.

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Income & Growth Allocation Fund

DESCRIPTION	ALLOCATION	SHARES	VALUE

AFFILIATED INVESTMENT COMPANIES (94.5%)
Accessor Funds - Z Class Shares (94.0%)
Accessor Frontier Markets	2.9%	109,136	$1,520,269
Accessor Growth	5.4%	131,016	2,782,782
Accessor High Yield Bond	8.7%	487,047	4,539,281
Accessor International Equity	6.6%	238,121	3,407,507
Accessor Investment Grade Fixed-Income	29.0%	1,428,022	15,051,349
Accessor Mortgage Securities	14.5%	589,153	7,552,937
Accessor Small to Mid Cap	7.6%	169,037	3,921,668
Accessor Strategic Alternatives	14.0%	640,498	7,282,459
Accessor U.S. Government Money	0.0%	265	265
Accessor Value	5.3%	174,326	2,750,864

			48,809,381

Forward Funds - Institutional Class (0.5%)
Forward Emerging Markets	0.5%	13,557	273,725

TOTAL AFFILIATED INVESTMENT COMPANIES (IDENTIFIED COST $50,568,061)			49,083,106

TOTAL INVESTMENTS (94.5%) (IDENTIFIED COST $50,568,061) [1]			49,083,106

TOTAL OTHER ASSETS LESS LIABILITIES (5.5%)			2,866,774

TOTAL NET ASSETS (100.0%)			$51,949,880

[1]	See Note 18 for important tax information.

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Balanced Allocation Fund

DESCRIPTION	ALLOCATION	SHARES	VALUE

AFFILIATED INVESTMENT COMPANIES (97.8%)
Accessor Funds - Z Class Shares (96.9%)
Accessor Frontier Markets	4.1%	365,844	$5,096,202
Accessor Growth	9.2%	544,648	11,568,322
Accessor High Yield Bond	6.4%	860,587	8,020,669
Accessor International Equity	11.1%	972,813	13,920,948
Accessor Investment Grade Fixed-Income	21.0%	2,491,370	26,259,042
Accessor Mortgage Securities	10.4%	1,019,359	13,068,183
Accessor Small to Mid Cap	12.8%	694,427	16,110,701
Accessor Strategic Alternatives	12.7%	1,395,406	15,865,770
Accessor Value	9.2%	732,064	11,551,964

			121,461,801

Forward Funds - Institutional Class (0.9%)
Forward Emerging Markets	0.9%	54,286	1,096,035

TOTAL AFFILIATED INVESTMENT COMPANIES (IDENTIFIED COST $128,893,910)			122,557,836

TOTAL INVESTMENTS (97.8%) (IDENTIFIED COST $128,893,910) [1]			122,557,836

TOTAL OTHER ASSETS LESS LIABILITIES (2.2%)			2,714,675

TOTAL NET ASSETS (100.0%)			$125,272,511

[1]	See Note 18 for important tax information.

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Growth & Income Allocation Fund

DESCRIPTION	ALLOCATION	SHARES	VALUE

AFFILIATED INVESTMENT COMPANIES (99.1%)
Accessor Funds - Z Class Shares (98.0%)
Accessor Frontier Markets	5.1%	433,380	$6,036,982
Accessor Growth	12.7%	705,379	14,982,249
Accessor High Yield Bond	5.1%	649,224	6,050,767
Accessor International Equity	13.3%	1,093,072	15,641,854
Accessor Investment Grade Fixed-Income	17.1%	1,915,202	20,186,230
Accessor Mortgage Securities	8.6%	791,494	10,146,949
Accessor Small to Mid Cap	15.3%	778,825	18,068,739
Accessor Strategic Alternatives	8.1%	835,982	9,505,113
Accessor Value	12.7%	949,248	14,979,133

			115,598,016

Forward Funds - Institutional Class (1.1%)
Forward Emerging Markets	1.1%	63,720	1,286,510

TOTAL AFFILIATED INVESTMENT COMPANIES (IDENTIFIED COST $126,178,717)			116,884,526

TOTAL INVESTMENTS (99.1%) (IDENTIFIED COST $126,178,717) [1]			116,884,526

TOTAL OTHER ASSETS LESS LIABILITIES (0.9%)			1,072,332

TOTAL NET ASSETS (100.0%)			$117,956,858

[1]	See Note 18 for important tax information.

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Growth Allocation Fund

DESCRIPTION	ALLOCATION	SHARES	VALUE

AFFILIATED INVESTMENT COMPANIES (99.9%)
Accessor Funds - Z Class Shares (98.4%)
Accessor Frontier Markets	6.1%	499,146	$6,953,109
Accessor Growth	16.1%	863,602	18,342,903
Accessor High Yield Bond	2.5%	310,459	2,893,476
Accessor International Equity	17.7%	1,409,599	20,171,362
Accessor Investment Grade Fixed-Income	8.3%	897,208	9,456,568
Accessor Mortgage Securities	4.1%	366,485	4,698,338
Accessor Small to Mid Cap	20.5%	1,012,303	23,485,432
Accessor Strategic Alternatives	7.0%	706,720	8,035,409
Accessor Value	16.1%	1,165,792	18,396,195

			112,432,792

Forward Funds - Institutional Class (1.5%)
Forward Emerging Markets	1.5%	84,056	1,697,099

TOTAL AFFILIATED INVESTMENT COMPANIES (IDENTIFIED COST $124,091,748)			114,129,891

TOTAL INVESTMENTS (99.9%) (IDENTIFIED COST $124,091,748) [1]			114,129,891

TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)			150,834

TOTAL NET ASSETS (100.0%)			$114,280,725

[1]	See Note 18 for important tax information.

Please see “Notes to Form NQ” for further information.

Schedule of Investments as of September 30, 2009 (Unaudited)

Accessor Aggressive Growth Allocation Fund

DESCRIPTION	ALLOCATION	SHARES	VALUE

AFFILIATED INVESTMENT COMPANIES (100.0%)
Accessor Funds - Z Class Shares (98.3%)
Accessor Frontier Markets	7.0%	286,138	$3,985,908
Accessor Growth	19.3%	513,950	10,916,292
Accessor International Equity	21.6%	856,422	12,255,404
Accessor Small to Mid Cap	25.0%	610,189	14,156,395
Accessor Strategic Alternatives	6.1%	305,236	3,470,535
Accessor Value	19.3%	693,386	10,941,638

			55,726,172

Forward Funds - Institutional Class (1.7%)
Forward Emerging Markets	1.7%	48,807	985,412

TOTAL AFFILIATED INVESTMENT COMPANIES (IDENTIFIED COST $63,047,395)			56,711,584

TOTAL INVESTMENTS (100.0%) (IDENTIFIED COST $63,047,395) [1]			56,711,584

TOTAL LIABILITIES LESS OTHER ASSETS (0.0%)			(11,504)

TOTAL NET ASSETS (100.0%)			$56,700,080

[1]	See Note 18 for important tax information.

Please see “Notes to Form NQ” for further information.

Notes to Form N-Q (Unaudited)

For the period ending September 30, 2009

1. Organization

Forward Funds (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers multiple separate series each with its own investment objective and policies, eighteen of which are known as the Accessor Funds (each a “Fund” or “Accessor Fund” and collectively, the “Funds” or “Accessor Funds”). Each of the Accessor Funds (with the exception of the Accessor Frontier Markets Fund and the Investment Grade Fixed-Income Fund) is a successor to a previously operational fund which was a series of Accessor Funds, Inc., a Maryland corporation, and was reorganized into the corresponding Accessor Fund effective September 1, 2008. These “Notes to Form N-Q” cover the eighteen Accessor Funds, which consist of eight diversified and two non-diversified investment portfolios (the “Underlying Funds”); six diversified funds of funds investment portfolios (the “Allocation Funds”); one additional diversified investment portfolio; and one additional non-diversified investment portfolio. The Underlying Funds in this report are the Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, and Accessor International Equity Fund (the “Equity Funds”); the Accessor High Yield Bond Fund, Accessor Investment Grade Fixed-Income Fund (formerly the “Accessor Intermediate Fixed-Income Fund”), Accessor Mortgage Securities Fund (the “Bond Funds”) and Accessor U.S. Government Money Fund (the “Money Fund”) (collectively with the Bond Funds, the “Fixed-Income Funds”); and the Accessor Frontier Markets Fund and Accessor Strategic Alternatives Fund (collectively, the “Alternative Funds”). The six Allocation Funds are the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Allocation Fund. The report also covers the Accessor Total Return Fund and Accessor Limited Duration U.S. Government Fund.

Financial Accounting Standards Board (“FASB”) Launches Accounting Standards Codification – The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB’s Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of September 30, 2009.

2. Security Valuation

Net Asset Value (“NAV”) per share of each Fund is calculated as of the close of regular trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time), except that the NAV per share of the Money Fund is calculated at 5:00 p.m. Eastern Time. If the NYSE closes early, the Funds may close early and may value their shares at an earlier time.

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

The Funds generally value their securities using prices obtained from a pricing service. Equity securities (both domestic and international) and fixed-income securities listed and traded principally on a national securities exchange are typically valued on the basis of last reported sale price or a market’s official closing price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when prices of foreign securities in which a Fund invests change on days when shareholders are not able to buy or sell Fund shares. Over-the-counter equity securities, options, and futures contracts are generally valued on the basis of the last reported sale price or a market’s official closing price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Many fixed income securities do not trade each day and thus the last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service, including a qualified broker quote, when such prices are believed by Forward Management, LLC (“Forward Management”) and the appropriate sub-advisor, an unaffiliated investment management organization (referred to herein each as a “Money Manager” and collectively, as the “Money Managers”) to reflect the fair market value of such securities. To the extent that such fixed-income securities do not trade each day and last sale or bid prices are not available, the Board of Trustees has authorized the use of matrix pricing or similar valuation methods used by such pricing sources. Investments held by the Money Fund are valued at amortized cost and short-term debt securities maturing in 60 days or less may be valued at amortized cost, which approximates market value. Investments by the Allocation Funds in shares of the Underlying Funds are valued at the NAV per share of the applicable Underlying Fund.

Investments by any Fund in exchange-traded open-end investment companies or closed-end investment companies are priced as equity securities as stated above.

An investment for which a price is not readily available as described above is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on or in which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) Forward Management or the appropriate Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded, or (vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty that a particular event has caused the price of the security to no longer reflect its current value as of the time of the Fund’s NAV calculation. The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the Accessor Frontier Markets Fund, Accessor Strategic Alternatives Fund and Accessor International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund normally values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur before a Fund values its securities. To account for this, the Funds (particularly the Accessor Frontier Markets Fund, Accessor Strategic Alternatives Fund and Accessor International Equity Fund) may frequently value many foreign equity securities using the fair value procedures adopted by the Board of Trustees. On days when a change has occurred in the closing level of a benchmark index by an amount approved by the Board of Trustees from the previous trading day’s closing level and other criteria have been met, the Board of Trustees has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities. Forward Management and the Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds, and evaluate the accuracy of the prices provided.

“Fair Value Measurements” define fair value, establish a fair value hierarchy and specify that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under “Fair Value Measurements” are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

As required by “Fair Value Measurements”, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The designated inputs levels are not necessarily an indication of the risks or liquidity associated with these investments.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Funds’ investments carried at value:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Accessor Growth
Common Stocks	$81,520,204	$—	$—	$81,520,204

Total Investments	81,520,204	—	—	81,520,204

Accessor Value
Common Stocks	76,920,719	—	—	76,920,719

Total Investments	76,920,719	—	—	76,920,719

Accessor Small to Mid Cap
Common Stocks	199,756,284	—	—	199,756,284

Total Investments	199,756,284	—	—	199,756,284

Accessor International Equity
Common Stocks	104,365,754	—	—	104,365,754
Rights	29,233	—	—	29,233

Total Investments	104,394,987	—	—	104,394,987

Accessor Total Return
Common Stocks	5,094,281	—	—	5,094,281
Exchange Traded Funds	12,924,232	—	—	12,924,232
Investment Companies	539,233	—	—	539,233
Preferred Stocks	998,400	—	—	998,400

Total Investments	19,556,146	—	—	19,556,146

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Accessor Strategic Alternatives
Exchange Traded Funds	$65,422,173	$—	$—	$65,422,173
Exchange Traded Notes	16,640,627	—	—	16,640,627
Structured Notes	—	21,851,800	—	21,851,800
U.S. Government and Agency Securities	—	9,996,890	—	9,996,890

Total Investments	82,062,800	31,848,690	—	113,911,490

Accessor Frontier Markets
Common Stocks	2,464,162	—	—	2,464,162
Exchange Traded Products	13,998,383	—	—	13,998,383
U.S. Government and Agency Securities	—	7,540,080	—	7,540,080
Warrants	—	8,857,928	—	8,857,928

Total Investments	16,462,545	16,398,008	—	32,860,553

Accessor High Yield Bond
Corporate Bonds	—	100,329,637	—	100,329,637

Total Investments	—	100,329,637	—	100,329,637

Accessor Investment Grade Fixed-Income
Asset Backed Securities	—	1,746,641	3,524,917	5,271,558
Collateralized Mortgage Obligations	—	34,769,123	844,523	35,613,646
Corporate Bonds	—	29,746,801	1,709,431	31,456,232
Municipal Bonds	—	3,547,277	—	3,547,277
U.S. Government and Agency Securities	—	33,219,539	—	33,219,539

Total Investments	—	103,029,381	6,078,871	109,108,252

Accessor Mortgage Securities
Asset Backed Security	—	82,098	—	82,098
Project Loan	—	—	2,312	2,312
Collateralized Mortgage Obligations	—	49,592,813	—	49,592,813

Total Investments	—	49,674,911	2,312	49,677,223

Accessor Limited Duration U.S. Government
Agency Collateralized Mortgage Obligations	—	7,838,385	—	7,838,385
U.S. Agency Bonds	—	33,155,288	—	33,155,288

Total Investments	—	40,993,673	—	40,993,673

Accessor U.S. Government Money
Commercial Paper	—	69,744,478	—	69,744,478
U.S. Agency Bonds	—	562,837,512	—	562,837,512
Short-Term Investment	—	79,000,000	—	79,000,000

Total Investments	—	711,581,990	—	711,581,990

Accessor Income Allocation
Affiliated Investment Companies	19,684,813	—	—	19,684,813

Total Investments	19,684,813	—	—	19,684,813

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Accessor Income & Growth Allocation
Affiliated Investment Companies	$49,083,106	$—	$—	$49,083,106

Total Investments	49,083,106	—	—	49,083,106

Accessor Balanced Allocation
Affiliated Investment Companies	122,557,836	—	—	122,557,836

Total Investments	122,557,836	—	—	122,557,836

Accessor Growth & Income Allocation
Affiliated Investment Companies	116,884,526	—	—	116,884,526

Total Investments	116,884,526	—	—	116,884,526

Accessor Growth Allocation
Affiliated Investment Companies	114,129,891	—	—	114,129,891

Total Investments	114,129,891	—	—	114,129,891

Accessor Aggressive Growth Allocation
Affiliated Investment Companies	56,711,584	—	—	56,711,584

Total Investments	56,711,584	—	—	56,711,584

OTHER FINANCIAL INSTRUMENTS*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Accessor Frontier Markets
Total Return Swap Contracts	$—	$144,786	$—	$144,786

Accessor Investment Grade Fixed-Income
Written Options	(15,625)	—	—	(15,625)
Written Swaptions	(8,202)	—	—	(8,202)
Futures	275,620	—	—	275,620
TBA Purchase Commitments	2,115,000	—	—	2,115,000
TBA Sale Commitments	(7,054,938)	—	—	(7,054,938)

Accessor Mortgage Securities
TBA Purchase Commitments	—	34,414,307	—	34,414,307
TBA Sale Commitments	—	(26,199,310)	—	(26,199,310)

*	Other financial instruments include TBAs, futures, forwards, swaps, written options or written swaptions.

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	CORPORATE BONDS	COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET BACKED SECURITIES	TOTAL
Accessor Investment Grade Fixed-Income
Beginning Balance as of 12/31/08	$981,402	$149,079	$1,171,885	$2,302,366
Accrued discounts/premiums	46,559	833	(66,643)	(19,251)
Realized gain (loss)	1,042,084	1,015,118	4,361,308	6,418,510
Change in unrealized appreciation (depreciation)	(360,614)	(352,657)	(3,078,054)	(3,791,325)
Net purchase/sales	—	32,150	(244,035)	(211,885)
Net transfers in/and or out of Level 3	—	—	1,380,456	1,380,456

Ending Balance as of 9/30/09	$1,709,431	$844,523	$3,524,917	$6,078,871

	PROJECT LOANS	TOTAL
Accessor Mortgage Securities
Beginning Balance as of 12/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchase/sales	2,312	2,312
Net transfers in/and or out of Level 3	—	—

Ending Balance as of 9/30/09	$2,312	$2,312

3. Security Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for financial statement reporting purposes using the effective interest method. Dividend income, less foreign tax withheld, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Realized gains and losses on the sale of investments are determined on the identified cost basis.

4. Foreign Currency Transactions

The books and records of the Funds are maintained in U.S. dollars. The Bond Funds may purchase debt obligations that are denominated in a foreign currency; and the Equity Funds and the Alternative Funds may purchase equity securities that are denominated in a foreign currency. Investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the exchange rate in effect on the day of valuation. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities. Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the translated amount of income or expenses initially recorded in each of the Fund’s accounting records and the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, excluding investments in securities, resulting from changes in the exchange rates.

The Funds report certain foreign currency related security transactions as components of realized gains and losses in the statements of operations for financial reporting purposes, whereas such components are treated as ordinary income or federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions.

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations.

5. Off-Balance Sheet Risk

The Funds (other than the Accessor Limited Duration U.S. Government Fund, the U.S. Government Money Fund and the Allocation Funds) may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and options transactions.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6. Futures Contracts

The Funds (other than the Accessor Limited Duration U.S. Government Fund, the U.S. Government Money Fund and the Allocation Funds) are permitted to enter into financial futures contracts and stock index futures contracts in accordance with their investment objectives. A Fund may do so for a variety of reasons including for cash management purposes. The Accessor International Equity Fund may also purchase and write futures contracts on foreign currencies. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the contract. Such payments or receipts are known as variation margin and are recorded for financial statement purposes as unrealized gains or losses by a Fund. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in the value of the underlying securities may not correlate to the change in value of the contracts. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

7. Forward Foreign Currency Exchange Contracts

The Accessor International Equity Fund will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. It may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Accessor International Equity Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

8. Option Transactions

Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Accessor International Equity Fund may also purchase and sell call and put options on foreign currencies.

When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option.

When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

The following table summarizes the written options for the period ended September 30, 2009:

	NUMBER OF CONTRACTS	PREMIUM
Accessor Investment Grade Fixed-Income
Options outstanding, June 30, 2009	—	$—
Options written	25	15,369
Options expired	—	—
Options exercised	—	—
Options closed	—	—

Options outstanding, September 30, 2009	25	$15,369

The Investment Grade Fixed-Income Fund entered into a swaption, which is an option granting its owner the right but not the obligation to enter into an underlying swap, and the following table summarizes the written swaptions for the period ended September 30, 2009:

	NUMBER OF CONTRACTS	PREMIUM
Accessor Investment Grade Fixed-Income
Swaptions outstanding, June 30, 2009	—	$—
Swaptions written	4,600,000	22,635
Swaptions expired	—	—
Swaptions exercised	—	—
Swaptions closed	—	—

Swaptions outstanding, September 30, 2009	4,600,000	$22,635

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

9. Swap Agreements

Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by Forward Management or the appropriate Money Manager, in accordance with procedures established by the Board of Trustees to limit any potential leveraging of a Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s or the appropriate Money Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

10. Structured Notes

The Accessor Strategic Alternatives Fund, as part of its investment objective, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structures notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credit defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Funds’ principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The Fund intends to invest in equity-linked structured notes (which would be linked to an equity index) to a significant extent. A highly liquid secondary market may not exist for the structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the structured notes they hold at an acceptable price or accurately value such notes.

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured not may be one or more credit default swaps, which are subject to additional risks.

11. Forward Commitments

The Funds (other than the Allocation Funds) may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time TBA sale commitments is an outstanding, equivalent deliverable security or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

12. Dollar Rolls

The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

13. Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

14. Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

15. Repurchase Agreements

The Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management or the appropriate Money Manager has determined to be creditworthy. It is the Funds’ policy to take possession of the underlying securities as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement.

Set forth below is the collateral for the Money Fund’s Repurchase Agreement on September 30, 2009. As of September 30, 2009, this is the only Accessor Fund with a Repurchase Agreement.

ISSUER OF REPURCHASE AGREEMENT	ISSUER(S)	PAR AMOUNT		INTEREST RATE	MATURITY DATE	MARKET VALUE
G.X. Clarke & Co.	Various U.S. Government Agencies	$ $	14,000,000 - 47,5000,000	0.000% - 4.625%	10/29/09 - 07/31/12	$81,225,273

16. Illiquid or Restricted Securities

The Funds (other than the Accessor Limited Duration U.S. Government Fund, the U.S. Government Money Fund and the Allocation Funds) are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public once the securities are registered. Disposal of these securities may involve time-consuming

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

negotiations and expense, and prompt sale at an acceptable price may be difficult. Information relating to restricted securities held as of September 30, 2009 is detailed in the Schedules of Investments, as applicable.

Each Fund (except the Allocation Funds) may invest a portion of its net assets not to exceed 15% in securities that are illiquid (except the Money Fund, which may not exceed 10%). Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Funds have valued the securities. Certain restricted securities are not subject to the 15% limitation if Forward Management determines that such security is liquid pursuant to procedures approved by the Board of Trustees.

17. Lending of Portfolio Securities

Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which may be invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of September 30, 2009, there were no Funds with securities on loan.

18. Tax Basis Information

The identified cost for federal income tax purposes of investments (excludes unrealized on TBA commitments, foreign currency, swap and futures contracts) owned by each Fund, their respective gross unrealized appreciation (depreciation), and resulting net unrealized appreciation (depreciation) at September 30, 2009.

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Accessor Funds
Growth	$78,361,058	$11,143,408	$(7,984,262)	$3,159,146
Value	77,285,764	9,759,066	(10,124,111)	(365,045)
Small to Mid Cap	182,602,954	36,849,150	(19,695,820)	17,153,330
International Equity	82,011,536	24,481,907	(2,098,456)	22,383,451
Total Return	16,928,620	2,641,097	(13,571)	2,627,526
Strategic Alternatives	125,491,896	4,109,998	(15,690,404)	(11,580,406)
Frontier Markets	28,246,721	4,617,833	(4,001)	4,613,832

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Accessor Funds
High Yield Bond	$92,480,182	$8,490,886	$(641,431)	$7,849,455
Investment Grade Fixed-Income	125,435,366	4,136,582	(20,463,696)	(16,327,114)
Mortgage Securities	49,606,661	1,259,525	(1,188,963)	70,562
Limited Duration U.S. Government	40,409,829	700,071	(116,227)	583,844

Accessor Allocation Funds
Income Allocation	20,670,543	366,990	(1,352,720)	(985,730)
Income & Growth Allocation	50,600,090	2,517,402	(4,034,386)	(1,516,984)
Balanced Allocation	128,919,756	7,456,459	(13,818,379)	(6,361,920)
Growth & Income Allocation	126,208,127	5,894,179	(15,217,780)	(9,323,601)
Growth Allocation	124,091,748	6,448,829	(16,410,686)	(9,961,857)
Aggressive Growth Allocation	63,063,529	3,440,768	(9,792,713)	(6,351,945)

At December 31, 2008, for federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains for each succeeding year until the earlier of their utilization or expiration:

	EXPIRES IN 2010	EXPIRES IN 2011	EXPIRES IN 2013	EXPIRES IN 2014	EXPIRES IN 2015	EXPIRES IN 2016
Accessor Funds
Growth	$4,327,104	$3,845,553	$—	$—	$—	$14,879,476
Value	—	—	—	—	—	20,195,047
Small to Mid Cap	—	—	—	—	—	16,657,935
International Equity	—	—	—	—	—	23,256,838
Total Return	—	—	—	—	225,716	18,427,568
Strategic Alternatives	—	—	—	—	—	865,978
Frontier Markets	N/A	N/A	N/A	N/A	N/A	N/A
High Yield Bond	947,550	—	1,017,103	81,754	256,992	9,772,131
Mortgage Securities	—	—	—	4,648,320	—	732,857

Accessor Allocation Fund
Income Allocation	—	—	—	69,163	90,492	207,103

During the year ended December 31, 2008, Accessor Investment Grade Fixed-Income Fund utilized capital loss carryovers of $520,023, and Accessor Limited Duration U.S. Government Fund utilized capital loss carryovers of $263,598.

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Funds elected to defer capital losses and currency losses occurring between November 1, 2008 and December 31, 2008 as follows:

	POST OCTOBER LOSSES		POST OCTOBER LOSSES
Accessor Funds		Accessor Allocation Funds
Growth	$(8,725,252)	Income Allocation	$(65,268)
Value	(6,865,929)	Balanced Allocation	(444,270)
Small to Mid Cap	(13,566,193)	Growth & Income Allocation	(1,149,803)
International Equity	(74,374,885)	Growth Allocation	(517,622)
Total Return	(4,850,905)	Aggressive Growth Allocation	(103,566)
Frontier Markets	N/A
High Yield Bond	(4,313,318)
Investment Grade Fixed-Income	(49,507)

19. Affiliated Companies

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control:

	PURCHASE COST	SALES COST	DIVIDEND INCOME	6/30/09 VALUE	9/30/09 VALUE
Accessor Frontier Markets Fund
Investment Companies
Forward Funds — Z Class Shares
Accessor U.S. Government Money	$—	$1,800,000	$1,763	$1,800,000	$—

TOTAL	$—	$1,800,000	$1,763	$1,800,000	$—

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

	PURCHASE COST	SALES COST	DIVIDEND INCOME	6/30/09 VALUE	9/30/09 VALUE
Accessor Income Allocation Fund
Investment Companies
Forward Funds — Z Class Shares
Accessor High Yield Bond	$—	$1,000,000	$76,246	$3,600,780	$2,906,761
Accessor Investment Grade Fixed-Income	875,000	1,650,000	146,314	9,669,795	9,463,432
Accessor Mortgage Securities	225,000	725,000	37,995	4,713,813	4,346,313
Accessor U.S. Government Money	75,000	—	793	965,619	1,040,619
Forward Funds — Institutional Class
Forward International Fixed Income	2,000,000	100,000	—	—	1,927,688

TOTAL	$3,175,000	$3,475,000	$261,348	$18,950,007	$19,684,813

Accessor Income & Growth Allocation Fund
Investment Companies
Forward Funds — Z Class Shares
Accessor Frontier Markets	$—	$—	$—	$1,351,108	$1,520,269
Accessor Growth	—	100,000	4,876	2,547,648	2,782,782
Accessor High Yield Bond	300,000	1,050,000	111,557	4,840,955	4,539,281
Accessor International Equity	—	—	—	2,833,636	3,407,507
Accessor Investment Grade Fixed-Income	2,450,000	—	197,650	11,824,372	15,051,349
Accessor Mortgage Securities	975,000	—	57,081	6,381,289	7,552,937
Accessor Small to Mid Cap	350,000	225,000	2,594	3,121,733	3,921,668
Accessor Strategic Alternatives	200,000	—	7,417	6,246,705	7,282,459
Accessor U.S. Government Money	—	—	—	265	265
Accessor Value	—	150,000	10,719	2,461,975	2,750,864
Forward Funds — Institutional Class
Forward Emerging Markets	250,000	—	—	—	273,725

TOTAL	$4,525,000	$1,525,000	$391,894	$41,609,686	$49,083,106

Accessor Balanced Allocation Fund
Investment Companies
Forward Funds — Z Class Shares
Accessor Frontier Markets	$250,000	$—	$—	$4,292,523	$5,096,202
Accessor Growth	—	325,000	20,271	10,507,022	11,568,322
Accessor High Yield Bond	800,000	1,850,000	193,621	8,311,763	8,020,669
Accessor International Equity	—	500,000	—	12,080,471	13,920,948
Accessor Investment Grade Fixed-Income	3,525,000	—	354,743	21,329,474	26,259,042
Accessor Mortgage Securities	1,100,000	—	102,096	11,612,060	13,068,183
Accessor Small to Mid Cap	200,000	625,000	10,655	13,717,884	16,110,701
Accessor Strategic Alternatives	500,000	—	16,159	13,552,649	15,865,770
Accessor U.S. Government Money	—	1,855,937	1,818	1,855,937	—
Accessor Value	—	700,000	45,012	10,400,941	11,551,964
Forward Funds — Institutional Class
Forward Emerging Markets	1,001,000	—	—	—	1,096,035

TOTAL	$7,376,000	$5,855,937	$744,375	$107,660,724	$122,557,836

Notes to Form N-Q (Unaudited)—(Continued)

For the period ending September 30, 2009

	PURCHASE COST	SALES COST	DIVIDEND INCOME	6/30/09 VALUE	9/30/09 VALUE
Accessor Growth & Income Allocation Fund
Investment Companies
Forward Funds — Z Class Shares
Accessor Frontier Markets	$—	$—	$—	$5,365,244	$6,036,982
Accessor Growth	—	400,000	26,253	13,588,427	14,982,249
Accessor High Yield Bond	575,000	1,250,000	145,019	6,160,518	6,050,767
Accessor International Equity	—	1,600,000	—	14,618,204	15,641,854
Accessor Investment Grade Fixed-Income	2,800,000	—	269,301	16,334,509	20,186,230
Accessor Mortgage Securities	1,175,000	—	76,466	8,710,325	10,146,949
Accessor Small to Mid Cap	1,300,000	875,000	11,950	14,415,816	18,068,739
Accessor Strategic Alternatives	125,000	—	9,681	8,288,835	9,505,113
Accessor Value	200,000	1,050,000	58,365	13,409,306	14,979,133
Forward Funds — Institutional Class
Forward Emerging Markets	1,175,000	—	—	—	1,286,510

TOTAL	$7,350,000	$5,175,000	$597,035	$100,891,184	$116,884,526

Accessor Growth Allocation Fund
Investment Companies
Forward Funds — Z Class Shares
Accessor Frontier Markets	$300,000	$—	$—	$5,895,487	$6,953,109
Accessor Growth	—	475,000	32,142	16,622,828	18,342,903
Accessor High Yield Bond	475,000	650,000	69,000	2,808,786	2,893,476
Accessor International Equity	—	1,425,000	—	18,234,221	20,171,362
Accessor Investment Grade Fixed-Income	1,000,000	—	128,055	7,954,927	9,456,568
Accessor Mortgage Securities	175,000	—	37,580	4,394,168	4,698,338
Accessor Small to Mid Cap	1,300,000	775,000	15,533	18,814,830	23,485,432
Accessor Strategic Alternatives	—	—	8,184	7,116,673	8,035,409
Accessor Value	—	1,300,000	71,680	16,727,467	18,396,195
Forward Funds — Institutional Class
Forward Emerging Markets	1,550,000	—	—	—	1,697,099

TOTAL	$4,800,000	$4,625,000	$362,174	$98,569,387	$114,129,891

Accessor Aggressive Growth Allocation Fund
Investment Companies
Forward Funds — Z Class Shares
Accessor Frontier Markets	$100,000	$—	$—	$3,649,394	$3,985,908
Accessor Growth	100,000	450,000	19,128	9,953,055	10,916,292
Accessor International Equity	400,000	—	—	10,592,214	12,255,404
Accessor Small to Mid Cap	450,000	800,000	9,363	11,987,017	14,156,395
Accessor Strategic Alternatives	150,000	100,000	3,535	3,029,617	3,470,535
Accessor Value	100,000	925,000	42,634	10,011,766	10,941,638
Forward Funds — Institutional Class
Forward Emerging Markets	900,000	—	—	—	985,412

TOTAL	$2,200,000	$2,275,000	$74,660	$49,223,063	$56,711,584

Item 2 — Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 — Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forward Funds

By:	/s/ J. ALAN REID, JR.
J. Alan Reid, Jr., President & Trustee

Date:	November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. ALAN REID, JR.
J. Alan Reid, Jr., President & Trustee

Date:	November 23, 2009

By:	/s/ ERIC KLEINSCHMIDT
Eric Kleinschmidt, Treasurer

Date:	November 23, 2009